DELAWARE(SM)
INVESTMENTS
-----------------------
Philadelphia [ ] London

Delaware Group
Premium Fund, Inc.

1818 Market Street,
Philadelphia, PA 19103

U.S. Growth Series
Prospectus October 15, 1999

This Prospectus offers the U.S. Growth Series of Delaware Group Premium Fund, Inc. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents
               -----------------------------------------------------------------
               Profile                                                    Page 1
               U.S. Growth Series                                              1

               How we manage the Series                                        2
               Our investment strategies                                       2
               The securities we typically invest in                           2
               The risks of investing in the Series                            4

               Who manages the Series                                          5
               Investment manager                                              5
               Portfolio manager                                               5
               Fund Administration (Who's who)                                 6

               Important information about the Series                          7
               Purchase and redemption of shares                               7
               Valuation of shares                                             7
               Dividends, distributions and taxes                              7
               Year 2000                                                       7

Profile: U.S. Growth Series
--------------------------------------------------------------------------------
What is the Fund's Goal?

      U.S. Growth Series seeks to maximize capital appreciation. Although the Series will strive to achieve its investment goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry. Our strategy is to identify companies whose earnings are expected to grow faster than the U.S. economy in general. Whether companies provide dividend income and how much income they provide will not be a primary factor in the Series' selection decisions.


What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Series shares will increase and decrease according to changes in the value of the Series' investments. This Series will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations. For a more complete discussion of risk, please turn to "The risks of investing in the Series."


An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Series is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Series with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for capital growth potential.

o Investors looking for a fund that can be a complement to income-producing or value-oriented investments.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o Investors whose primary goal is to receive current income.

How we manage the Series
--------------------------------------------------------------------------------
Our investment strategies

U.S. Growth Series' investment goal is to seek to maximize capital appreciation. It seeks to achieve its objective by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

U.S. Growth Series uses the same investment strategy as U.S. Growth Fund, a separate fund in the Delaware Investments Family of Funds, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

We will seek investments in companies of all sizes that we believe have earnings that may be expected to grow faster than the U.S. economy in general. Those types of companies may offer the possibility of accelerated earnings growth because of management changes, new products, or structural changes in the economy. In addition, companies with relatively high rates of return on invested capital may be able to finance future growth from internal sources. Income derived from securities of such companies will be only an incidental consideration of the Series.


The securities we typically invest in

Stocks offer investors the potential for capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                      How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       U.S. Growth Series
                                                                      --------------------------------------------------------------
Common stocks: Securities that represent shares of ownership in a     Generally, we invest primarily in common stock of companies of
corporation. Stockholders participate in the corporation's profits    all sizes that we think have appreciation potential.
and losses, proportionate to the number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------

Foreign securities and American Depositary Receipts                   The Series may invest up to 20% of its assets in securities of
Securities of foreign entities issued directly or, in the             foreign issuers. Such foreign securities may be traded on a
case of American Depositary Receipts, through a U.S. bank.            foreign exchange, or they may be in the form of ADRs.
ADRs are issued by a U.S. bank and represent the bank's
holding of a stated number of shares of a foreign
corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs
are bought and sold the same as U.S. securities.

------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------

The securities we typically invest in
(continued)

------------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                      How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       U.S. Growth Series
                                                                      --------------------------------------------------------------

Restricted securities: Privately placed securities whose resale is    We may invest in privately placed securities that are eligible
restricted under securities law.                                      for resale only among certain institutional buyers without registration, including Rule 144A Securities. Restricted
                                                                      securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid securities, which is
                                                                      described below.


------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready market,      We may invest up to 15% of net assets in illiquid securities,
and cannot be easily sold within seven days at approximately the      including repurchase agreements with maturities of over seven
price that the Series has valued them.                                days.
------------------------------------------------------------------------------------------------------------------------------------
Fixed-income securities: Securities that may include debt             We may invest up to 35% of the Series' assets in debt
securities, bonds, convertible bonds, preferred stock, as well as,    securities, bonds, convertible bonds, preferred stock and
non-investment grade fixed-income securities.                         convertible preferred stock. We may also invest up to 10% of the Series' assets in non-investment grade bonds if we believe that doing so would further the Series' objective.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including U.S. government securities, futures and options. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.


Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions.


Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of the Series' total assets, the Series will not purchase any securities.

Purchasing securities on a when-issued or delayed delivery basis The Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

Portfolio turnover We anticipate that the Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

Temporary defensive positions For temporary defensive purposes, the Series may invest up to 100% of its assets in money market instruments when the manager or sub-adviser determines that market conditions warrant. The Series may also hold a portion of its assets in cash for liquidity purposes. To the extent that it does so, the Series may be unable to meet its investment objective.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in U.S. Growth Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                    Risks                                                             How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           U.S. Growth Series
                                                                      --------------------------------------------------------------
Market risk is the risk that all or a majority of the securities      We maintain a long-term investment approach and focus on
in a certain market--like the stock or bond market--will decline      stocks we believe can appreciate over an extended time frame
in value because of factors such as economic conditions, future       regardless of interim market fluctuations. We do not try to
expectations or investor confidence.                                  predict overall stock market movements and do not trade for short-term purposes.

                                                                      We may hold a substantial part of the Series' assets in cash or cash equivalents as a temporary, defensive strategy.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of              We limit the amount of U.S. Growth Series' assets invested in
securities in a particular industry or the value of an individual     any one industry and in any individual security.
stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be adversely     We are permitted to invest up to 20% of the Series' portfolio
affected by political instability, changes in currency exchange       in foreign securities. When we do purchase foreign securities,
rates, foreign economic conditions or inadequate regulatory and       they are generally American Depositary Receipts which are
accounting standards.                                                 denominated in U.S. dollars and traded on U.S. stock
                                                                      exchanges.
------------------------------------------------------------------------------------------------------------------------------------

Liquidity risk is the possibility that securities cannot be           We limit exposure to illiquid securities to 15% of net assets.
readily sold within seven days at approximately the price that the
Series values them.

------------------------------------------------------------------------------------------------------------------------------------
Credit risk is the possibility that a bond issuer (or an entity       We limit the amount of high-yield bonds (that is, bonds rated
that insures the bond) will be unable to make timely payments of      lower than Baa by Moody's or BBB by S&P) to 10% of net assets.
interest and principal.                                               This limitation, combined with our careful, credit-oriented bond selection and our commitment to hold a diversified
                                                                      selection of high-yield bonds, are designed to manage the
                                                                      risk.
------------------------------------------------------------------------------------------------------------------------------------

Who manages the Series
--------------------------------------------------------------------------------
Investment manager and sub-adviser

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. Lynch & Mayer, Inc. is the Series' sub-adviser. As sub-adviser, Lynch & Mayer is responsible for day-to-day management of the Series' assets. Delaware Management Company administers the Series' affairs and has ultimate responsibility for all investment advisory services for the Series. Delaware Management Company also supervises the sub-adviser's performance. The Series will pay Delaware Management Company the following fee on an annual basis: 0.65% on the first $500 million of average daily net assets; 0.60% on the next $500 million; 0.55% on the next $1.5 billion and 0.50% on assets in excess of $2.5 billion.


Portfolio managers

Frank Houghton and Rufus Winton have primary responsibility for making investment decisions for U.S. Growth Series. When making decisions for the Series, Mr. Houghton and Mr. Winton regularly consult with the Lynch & Mayer investment team.

Frank Houghton
President and Portfolio Manager of Lynch & Mayer, Inc.


Mr. Houghton joined Lynch & Mayer in 1990 and became President in 1999. Prior to joining Lynch & Mayer, Mr. Rufus was Chairman of BMI Capital from 1984 to 1990, a Portfolio Manager at Neuberger & Berman from 1977 to 1984 and a Partner at Oppenheimer & Co., Inc. from 1969-1977. Mr. Houghton received a BBA from Manhattan College and attended New York University Graduate School of Business Administration.


Rufus Winton
Senior Vice President and Portfolio Manager of Lynch & Mayer, Inc.

Mr. Winton joined Lynch & Mayer in 1993. Prior to joining Lynch & Mayer, Mr. Rufus was a Planning Analyst at Northwest Airlines, Inc., Director of Business development at Postal Automation Inc. and a Manager in Mortgage-Backed Securities Sales at Citicorp Investment Bank. He received a BA in Economics from Connecticut College in 1982 and an MBA from Kellogg Graduate School of Management in 1991, where he was an Amoco Scholar.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of directors


A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager and distributor. These independent fund directors, in particular, are advocates for shareholder interests.


Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On August 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $46 billion in assets in the various institutional or separately managed (approximately $28,183,690,000) and investment company (approximately $18,686,470,000) accounts. Delaware International Advisers began operating in 1990 and manages global and international institutional and mutual fund accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.


Sub-adviser

Lynch & Mayer, Inc., 350 Park Avenue, New York, New York 10022


A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers

Portfolio managers are employed by the investment managers or sub-advisers to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" on page 5 for information about the portfolio managers of the Series.


Distributor
Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245


Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Important information about the Series
--------------------------------------------------------------------------------
Purchase and redemption of shares


Shares are sold only to separate accounts of life companies at net asset value. (See Valuation of shares.) Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.



Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any investments that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.


Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.


Year 2000


As with other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Series is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Series. The Year 2000 Problem may also adversely affect the issuers of securities in which the Series invests. The portfolio managers and investment professionals of the Series consider Year 2000 compliance (including, but not limited to, any or all of the following: impact on business; Cost of compliance plan to review and contingency planning; and vendor compliance) in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

                       This page intentionally left blank

Delaware Group
Premium Fund, Inc.



Additional information about the Series' investments will be available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during its last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, or call toll-free 800-231-8002.


You can find reports and other information about the Series on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1-800-SEC-0330.











Investment Company Act File Number: 811-5162



DELAWARE(SM)
INVESTMENTS
------------------------
Philadelphia [  ] London

                                    PART B--STATEMENT OF ADDITIONAL INFORMATION
                                                               October 15, 1999
--------------------------------------------------------------------------------


DELAWARE GROUP

--------------------------------------------------------------------------------


PREMIUM FUND, INC.

--------------------------------------------------------------------------------

1818 Market Street
Philadelphia, PA 19103

--------------------------------------------------------------------------------

TABLE OF CONTENTS

--------------------------------------------------------------------------------
Cover Page                                                                  1
Investment Objectives and Policies                                          3
Accounting and Tax Issues
Performance Information
Trading Practices and Brokerage
Offering Price
Dividends and Realized Securities Profits Distributions
Taxes
Investment Management Agreements and Sub-Advisory Agreements
Officers and Directors
General Information
Appendix A--Description of Ratings
Financial Statements

                                       1-

         Delaware Group Premium Fund, Inc. ("Premium Fund" or the "Fund") is a diversified, open-end management investment company that is intended to meet a wide range of investment objectives with its separate Portfolios ("Series"). Each Series is in effect a separate fund issuing its own shares.


         The shares of the Fund are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners.

         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectuses of the Fund dated May 1, 1999 and October 15, 1999, as they may be amended from time to time. It should be read in conjunction with the prospectuses for the variable contracts and the Fund. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Fund's Prospectuses. The Fund's Prospectuses may be obtained by writing or calling your investment dealer or by contacting the Series' national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103. The Funds' financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for Part B. The Annual Report can be obtained, without charge, by calling 800-523-1918.


                                       2-

INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives of the Series are below. There can be no assurance that the objectives of any Series will be realized.

                  Aggressive Growth Series seeks long-term capital appreciation which the Series attempts to achieve by investing primarily in equity securities of companies which the manager believes have the potential for high earnings growth. This Series has the same objective and investment discipline as Delaware Aggressive Growth Fund of Voyageur Mutual Funds III, Inc., a separate fund in the Delaware Investments family.

                  Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.

                  Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. This Series has the same objective and investment disciplines as Delaware Cash Reserve Fund of Delaware Group Cash Reserve, Inc., a separate fund in the Delaware Investments family.

                  Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Under normal conditions, the Series intends to invest at least 65% of its total assets in convertible securities, which may include privately placed convertible securities. In pursuit of its investment objective, the Series may invest the balance of its assets in, among other things, preferred and common stock, U.S. Government securities, non-convertible fixed income securities and money market securities.

                  Delaware Balanced Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. This Series has the same objective and investment disciplines as Delaware Balanced Fund of Delaware Group Equity Funds I, Inc., a separate fund in the Delaware Investments family, in that, as a "balanced" fund, the Series, consistent with its objective, invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities.

                  DelCap Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. This Series has the same objective and investment disciplines as Delaware DelCap Fund of Delaware Group Equity Funds IV, Inc., a separate fund in the Delaware Investments family, in that it invests in common stocks and other securities including, but not limited to, convertible securities, warrants, preferred stocks, bonds and foreign securities, consistent with the Series' objective.

                  Delchester Series seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high-yield bonds commonly known as junk bonds), U.S. government securities and commercial paper. This Series has the same objective and investment disciplines as Delaware Delchester Fund of Delaware Group Income Funds, a separate fund in the Delaware Investments family. An investment in the Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.

                                       3-

                  Devon Series seeks current income and capital appreciation. The Series will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the investment adviser believes have the potential for above-average dividend increases over time. Under normal circumstances, the Series will invest at least 65% of its total assets in dividend paying common stocks. This Series has the same objective and investment disciplines as Delaware Devon Fund of Delaware Group Equity Funds I, Inc., a separate fund in the Delaware Investments family.

                  Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity series of issuers located in emerging countries. The Series is an international fund. As such, under normal market conditions, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing. This Series has the same objective and investment disciplines as Delaware Emerging Markets Fund of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family.


                  Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. This Series is a global fund, as such, at least 65% of the Series' assets will be invested in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. This Series has the same objective and investment disciplines as Delaware Global Bond Fund of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family.


                  Growth and Income Series (formerly named Decatur Total Return Series) seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This Series has the same objective and investment disciplines as Delaware Growth and Income Fund of Delaware Group Equity Funds II, Inc., a separate fund in the Delaware Investments family, in that it invests generally, but not exclusively, in common stocks and income-producing securities convertible into common stocks, consistent with the Series' objective.

                  International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. This Series has the same objective and investment disciplines as Delaware International Equity Fund of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family, in that it invests in a broad range of equity securities of foreign issuers including common stocks, preferred stocks, convertible securities and warrants, consistent with the Series' objective.

                  REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. This Series has the same objective and investment discipline as The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II of Delaware Pooled Trust, Inc., separate funds in the Delaware Investments family, which also invest in securities of companies primarily engaged in the real estate industry.

                                       4-

                  Small Cap Value Series (formerly Value Series) seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. This Series has the same objective and investment disciplines as Delaware Small Cap Value Fund of Delaware Group Equity Funds V, Inc., a separate fund in the Delaware Investments family.

                  Social Awareness Series (formerly Quantum Series) seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. This Series has the same objective and investment disciplines as Delaware Social Awareness Fund of Delaware Group Equity Funds II, Inc., a separate fund in the Delaware Investments family.

                  Strategic Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. In addition, the Series may invest in U.S. equity securities. This Series has the same objective and investment disciplines as Delaware Strategic Income Fund of Delaware Group Income Funds, a separate fund in the Delaware Investments family.

                  Trend Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. This Series has the same objective and investment disciplines as Delaware Trend Fund of Delaware Group Equity Funds III, a separate fund in the Delaware Investments family.

                  U.S. Growth Series seeks to maximize capital appreciation The Series seeks to achieve its investment objective by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. This Series has the same objective and investment disciplines as Delaware U.S. Growth Fund of Delaware Group Adviser Funds, Inc., a separate fund in the Delaware Investments family.


INVESTMENT RESTRICTIONS

         Fundamental Investment Restrictions -- The Fund has adopted the following restrictions for each Series which cannot be changed without approval by the holders of a "majority" of the respective Series' outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Series purchases securities.

                                       5-

         Each Series may not:

         1. With respect to each Series, except the REIT Series, make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 ("1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. The REIT Series will concentrate its investments in the real estate industry. The REIT Series otherwise makes investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. In addition, the Cash Reserve Series may concentrate its investments in bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by Standard & Poor's Ratings Group ("S&P") or P-2 or better by Moody's Investors Service, Inc. ("Moody's").

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

         4. With respect to each Series , purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Series from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Series from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Portfolio from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus, each Series will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

                                       6-

         1. The Series are permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, none of the Series, may operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. A Series may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Series has valued the investment.

         Additional Nonfundamental Investment Restrictions -- Each Series (except as noted) is subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

         Each Series (other than Aggressive Growth, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness REIT and U.S. Growth Series) may not:

         1. Invest more than 5% of the value of its assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall apply to only 75% of the assets of International Equity, Small Cap Value and Trend Series and to only 50% of the assets of Global Bond Series.

         2. Purchase more than 10% of the voting securities of any company, or invest in any company for the purpose of exercising control or management.

         3. Purchase or retain securities of a company which has an officer or director who is an officer or director of the Fund, or an officer or director of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.

         4. Purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of a Series' assets or (c) own securities of investment companies having an aggregate value in excess of 10% of a Series' assets. Any such purchase shall be at the customary brokerage commission. The limitations set forth in this restriction do not apply to purchases by International Equity Series of securities issued by closed-end investment companies, all of which must be at the customary brokerage commission.

         5. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude a Series' purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

         6. Purchase securities on margin, make short sales of securities or maintain a net short position (except that a Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit the Series from satisfying margin requirements with respect to futures transactions.

                                       7-

         7. Invest in interests in oil, gas or other mineral exploration or development programs, commodities or commodities contracts. This restriction shall not prohibit International Equity, Small Cap Value and Trend Series from entering into futures contracts or options thereon, to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Series' assets.

         8. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Series' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not pledge more than 15% of its net assets. A Series shall not issue senior securities as defined in the Investment Company Act of 1940 (the "1940 Act"), except for notes to banks.

       9. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with each Series' investment objective and policies are considered loans and except that each Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

      10. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

      11. Invest more than 25% of its total assets in any particular industry, except that a Series may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by S&P or P-2 or better by Moody's.

      12. Act as an underwriter of securities of other issuers, except that a Series may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, a Series might be deemed to be an underwriter for the purposes of the Securities Act of 1933.

      13. Each Series will not invest in warrants valued at lower of cost or market exceeding 5% of a Series' net assets. Included within that amount, but not to exceed 2% of a Series' net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. This restriction shall not apply to International Equity Series.

      14. The Money Market Series will not invest more than 25% of its assets in foreign banks which are subject to the same regulation as United States banks or to foreign branches of United States banks where such a bank is liable for the obligations of the branch.

         While such Series are permitted under certain circumstances to borrow money, they do not normally do so. No investment securities will be purchased while a Series has an outstanding borrowing. The Fund has undertaken, for so long as required by California Regulatory Authority and so long as insurance policy premiums or proceeds of contracts sold in California are used to purchase Fund shares, each Series will not borrow money in excess of 25% of the value of its net assets.

                                       8-

         In addition, Global Bond Series will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid assets. Securities of foreign issuers which are not listed on a recognized domestic or foreign exchange or for which a bona fide market does not exist at the time of purchase or subsequent valuation are included in the category of illiquid assets.


         Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series may not:

         1. Each such Series, other than Emerging Markets Series, will not with respect to 75% of its total assets, purchase the securities of any issuer (other than those of other investment companies or of the U.S. Government or its agencies or instrumentalities), if immediately thereafter the Series would (a) have more than 5% of the value of its total assets in the securities of such issuer or (b) own more than 10% of the outstanding voting securities of such issuer.


         2. Invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

         3. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that each Series may loan its assets to qualified broker/dealers or institutional investors.

         4. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Series' assets which may be invested in such securities.

         5. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, each Series may engage in short sales, purchase securities on margin, and write put and call options.

         6. Purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.


         7. Purchase or sell real estate; provided that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

         The REIT Series may not:


         1. The Series will concentrate its investments in the real estate industry. The Series may not invest more than 25% of its total assets in any other single industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.


                                       9-

         2. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements and loan participations), whether or not the purchase was made upon the original issuance of the securities, and except that the Series may loan its assets to qualified broker/dealers or institutional investors.

         3. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Series' assets which may be invested in such securities.

         4. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, the Series may engage in short sales, purchase securities on margin, and write put and call options.

         5. Purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         6. Purchase or sell real estate; provided, that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; provided further, that the Series may own real estate directly as a result of a default on securities the Series owns.

         7. Invest for the purpose of acquiring control of any company.


         8. To the extent that the Series invests in securities of other investment companies, it will only do so in accordance with the provisions of the Investment Company Act in effect at the time of the investment.


         9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         10. Purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities. This restriction does not apply to the purchase of futures or options contracts.


Money Market Instruments
         The Capital Reserves Series may, from time to time, invest all or part of its available assets in money market instruments maturing in one year or less. Cash Reserve Series will invest all of its available assets in instruments which have a remaining maturity of 13 months or less at the time of acquisition and which will otherwise meet the maturity, quality and diversification conditions with which taxable money market funds must comply. The types of instruments which these Series may purchase are described below:

         1. U.S. Government Securities--Securities issued or guaranteed by the U.S. government, including Treasury Bills, Notes and bonds.

                                      10-

         2. U.S. Government Agency Securities--Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government whether supported by the full faith and credit of the U.S. Treasury or the credit of a particular agency or instrumentality.

         3. Bank Obligations--Certificates of deposit, bankers' acceptances and other short-term obligations of U.S. commercial banks and their overseas branches and foreign banks of comparable quality, provided each such bank combined with its branches has total assets of at least one billion dollars, and certificates and issues of domestic savings and loan associations of one billion dollars in assets whose deposits are insured by the Federal Deposit Insurance Corporation. Any obligations of foreign banks shall be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. In particular, a foreign country could impose exchange controls which might delay the release of proceeds from that country. Such deposits are not covered by the Federal Deposit Insurance Corporation. Because of conflicting laws and regulations, an issuing bank could maintain that liability for an investment is solely that of the overseas branch which could expose the Series to a greater risk of loss. The Series will only buy short-term instruments in nations where these risks are minimal. The Series will consider these factors along with other appropriate factors in making an investment decision to acquire such obligations and will only acquire those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Series. Either Series may invest more than 25% of its assets in foreign banks except that this limitation shall not apply to United States branches of foreign banks which are subject to the same regulations as United States banks or to foreign branches of United States banks where such a bank is liable for the obligations of the branch. This policy may be changed by the Board of Directors without shareholder approval.

         Cash Reserve Series is subject to certain maturity, quality and diversification conditions applicable to taxable money market funds. Thus, if a bank obligation or, as relevant, its issuer is considered to be rated at the time of the proposed purchase, it or, as relevant, its issuer must be so rated in one of the two highest rating categories by at least two nationally-recognized statistical rating organizations or, if such security or, as relevant, its issuer is not so rated, the purchase of the security must be approved or ratified by the Board of Directors in accordance with the maturity, quality and diversification conditions with which taxable money market funds must comply.

         4. Commercial Paper--Short-term promissory notes issued by corporations which at the time of purchase are rated A-2 or better by S&P or P-2 or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Directors or, if not rated, issued or guaranteed by a corporation with outstanding debt rated AA, Aa or better by S&P or Moody's. Cash Reserve Series invests in commercial paper in accordance with the restrictions set forth in the Prospectuses.

         5. Short-term Corporate Debt--In addition to the other debt securities described in the Prospectuses, corporate notes, bonds and debentures which at the time of purchase are rated AA or better by S&P or Aa or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Directors, provided such securities have one year or less remaining to maturity. Such securities generally have greater liquidity and are subject to considerably less market fluctuation than longer issues. Cash Reserve Series invests in corporate notes, bonds and debentures in accordance with the restrictions set forth in the Prospectuses.

         The ratings of S&P, Moody's and other rating services represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings are the initial criteria for selection of portfolio investments, but the Series will further evaluate these securities. See Appendix A--Description of Ratings.

                                      11-

Asset-Backed Securities
         The Capital Reserves, Delaware Balanced, Cash Reserve, Strategic Income and Devon Series may invest in securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases (i.e., receivables on loans to car dealers for cars used in their showrooms) or other loans or financial receivables currently available or which may be developed in the future. For the Capital Reserves, Delaware, Strategic Income and Devon Series, all such securities must be rated in one of the four highest rating categories by a reputable rating agency (e.g., BBB or better by S&P or Baa or better by Moody's). It is the Cash Reserve Series' current policy to limit asset-backed investments to those rated in the highest rating category by a reputable rating agency (e.g., AAA by S&P or Aaa by Moody's) and represented by interests in credit card receivables, wholesale dealer floor plans, home equity loans and automobile loans.

         The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.


                                      12-

Average Weighted Maturity
         The Capital Reserves Series ordinarily maintains its average dollar weighted portfolio maturity within the five to seven year range, but not in excess of ten years. However, many of the securities in which the Series invests will have remaining maturities in excess of seven years. The Series may purchase individual securities with a remaining maturity of up to 15 years.

         Some of the securities in the Series' portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Series will, when determining average weighted maturity, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

         Instruments such as GNMA, FNMA and FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns. For purposes of determining the Series' average weighted maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

Mortgage-Backed Securities

         The Capital Reserves, Delaware Balanced, Strategic Income, Devon and REIT Series may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations or those issued by certain private, non-government corporations, such as financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).


         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Series may invest in such private-backed securities, but the REIT Series will do so (i) only if the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, only if they are rated at the time of purchase in the two highest grades by a nationally-recognized statistical rating agency.

                                      13-

The Capital Reserves, Delaware Balanced, Strategic Income and Devon each may invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.


REITs


         The REIT Series invests in, and the Delaware Balanced, Strategic Income and Devon Series may invest in, REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act.


         The Series' investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks -- when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

                                      14-

Convertible, Debt and Non-Traditional Equity Securities


         In addition to the Convertible Securities Series, the Delaware Balanced, Devon, Strategic Income, Emerging Markets, Social Awareness, REIT, Aggressive Growth and U.S. Growth Series may invest in convertible and debt securities of issuers in any industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible and debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. Common stock acquired by the Series upon conversion of a convertible security will generally be held for so long as the investment manager anticipates such stock will provide the Series with opportunities which are consistent with the Series' investment objectives and policies.


         The Series may invest in convertible debentures without regard to rating categories. Investing in convertible debentures that are rated below investment grade or unrated but of comparable quality entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investing in investment grade convertible debentures. Under rating agency guidelines, lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

         The Series may have difficulty disposing of such lower rated convertible debentures because the trading market for such securities may be thinner than the market for higher rated convertible debentures. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary trading market for higher rated securities. The lack of a liquid secondary market as well as adverse publicity with respect to these securities, may have an adverse impact on market price and the Series' ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Series to obtain accurate market quotations for purposes of pricing the Series' portfolio and calculating its net asset value. The market behavior of convertible securities in lower rating categories is often more volatile than that of higher quality securities. Lower quality convertible securities are judged by Moody's and S&P to have speculative elements or characteristics; their future cannot be considered as well assured and earnings and asset protection may be moderate or poor in comparison to investment grade securities.

         In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. The market values of securities rated below investment grade tend to be more sensitive to company specific developments and changes in economic conditions than higher rated securities. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing.

         These Series may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

                                      15-

         The Series may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Zero Coupon Bonds and Pay-In-Kind Bonds
         The Global Bond, Strategic Income, Convertible Securities and REIT Series may invest in zero coupon bonds. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The Series have qualified as regulated investment companies under the Code. Accordingly, during periods when the Series receive no interest payments on their zero coupon securities, they will be required, in order to maintain their desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.


         The Strategic Income Series may invest in pay-in-kind ("PIK") bonds. PIK bonds pay interest through the issuance to holders of additional securities. PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences similar to zero coupon bonds which could, under certain circumstances, be adverse to the Series.


Interest Rate Swaps
         In order to attempt to protect the Global Bond Series' investments from interest rate fluctuations, the Series may engage in interest rate swaps. The Series intends to use interest rate swaps as a hedge and not as a speculative investment. Interest rate swaps involve the exchange by the Series with another party of their respective rights to receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if the Series holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect the Series from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates.

                                      16-

         The Series may enter into interest rate swaps on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for non-speculative purposes and not for the purpose of leveraging the Series' investments, Delaware International and the Series believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Series' obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Custodian Bank. If the Series enters into an interest rate swap on other than a net basis, the Series would maintain a segregated account in the full amount accrued on a daily basis of the Series' obligations with respect to the swap. See Foreign Securities and Foreign Currency Transactions, above and Special Risk Considerations, below.

When-Issued, "When, As and If Issued" and Delayed Delivery Securities and Forward Commitments
         Consistent with their respective objectives, the Series may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. The Series may also purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment can take place a month or more after the date of the commitment. The Series will establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other portfolio securities equal in value to commitments to purchase securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis.

         While the Series will only purchase securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis with the intention of acquiring the securities, the Series may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Series makes the commitment to purchase or sell securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

Liquidity and Rule 144A Securities
         In order to assure that each Series has sufficient liquidity, no Series may invest more than 10% of its net assets in illiquid assets (except Convertible Securities, REIT, Aggressive Growth and U.S. Growth Series, which may invest up to 15% of their net assets in illiquid securities). For all Series, other than the International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Emerging Markets, Convertible Securities, REIT, Aggressive Growth and U.S. Growth Series, this policy shall extend to all restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") (described below), and repurchase agreements maturing in more than seven days. With respect to the International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Emerging Markets, Convertible Securities, REIT, Aggressive Growth and U.S. Growth Series and subject to the following paragraphs, this policy shall not limit the acquisition of securities purchased in reliance upon Rule 144A of the Securities Act of 1933 ("1933 Act"). Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Series. Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity of a Series to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

                                      17-

         While maintaining oversight, the Board of Directors has delegated to the respective investment manager the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the 10% limitation on investments in illiquid assets (15% in the case of Convertible Securities, REIT, Aggressive Growth and U.S. Growth Series). The Board has instructed the managers to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the respective manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the applicable Series' holdings of illiquid securities exceed the Series' 10% limit on investment in such securities (15% in the case of Convertible Securities, REIT, Aggressive Growth and U.S. Growth Series), the respective manager will determine what action shall be taken to ensure that the Series continues to adhere to such limitation.

Repurchase Agreements
         Each of the Fund's 18 Series may, from time to time, enter into repurchase transactions which are at least 102% collateralized by U.S. government securities, except that the International Equity, Global Bond and Emerging Markets Series may accept as collateral any securities in which such Series may invest. Repurchase agreements are instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities. Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price. The Series will take custody of the collateral under repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchase security. Such transactions afford an opportunity for the Series to invest temporarily available cash. The Series' risk is limited to the seller's ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation. Should such an issuer default, the investment managers believe that, barring extraordinary circumstances, the Series will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery. The Series consider the creditworthiness of the bank or dealer from whom it purchases repurchase agreements. The Series will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price. The underlying securities will be limited to those described above.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the Investment Company Act of 1940 to allow the funds in the Delaware Investments family jointly to invest cash balances. Each Series of the Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Portfolio Loan Transactions
         Each of the Fund's 18 Series, except for Cash Reserve Series, may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

                                      18-

         It is the understanding of the Series' respective investment manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series; 3) the Series must be able to terminate the loan after notice, at any time; 4) the Series must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Series may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.


         The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent facts by the Series' respective investment manager, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Series' respective investment manager.

Foreign Securities
         To the extent the Fund's 18 Series are authorized and intend to invest in foreign securities, investors should recognize that investing in securities of foreign issuers involves certain considerations, including those set forth in the Prospectuses, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of certain of the Series permit them to enter into forward foreign currency exchange contracts and various related currency transactions in order to hedge the Series' holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by a Series. Payment of such interest equalization tax, if imposed, would reduce such Series' rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Series by United States corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules, if they are or would be treated as sold for their fair market value at year-end under the marking to


                                      19-
market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986 (the "Code"), as amended, and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts a Series may make or enter into will be subject to the special currency rules described above.

Foreign Currency Transactions
         In connection with a Series' investment in foreign securities, a Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Series will account for forward contracts by marking to market each day at daily exchange rates.

         When a Series enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of that Series' assets denominated in such foreign currency, the Series' custodian bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Series in an amount not less than the value of such Series' total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

Futures Contracts and Options on Futures Contracts

         Futures Contracts--Each of International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness, REIT, Aggressive Growth and U.S. Growth Series may enter into futures contracts relating to securities, securities indices or interest rates. In addition, International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series may enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, securities and securities index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.") Such investment strategies will be used as a hedge and not for speculation.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Series' current or intended investments from broad fluctuations in stock or bond prices. For example, a Series may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

                                      20-

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Series' current or intended investments in fixed-income securities. For example, if a Series owned long-term bonds and interest rates were expected to increase, that Series might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Series' portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Series to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Series' interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Series from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Series' cash reserve could then be used to buy long-term bonds on the cash market.

         International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series may each purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each of International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series may sell futures contracts on a foreign currency, for example, when a Series holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Series' loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, each of International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Series purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Series may also engage in currency "cross hedging" when, in the opinion of the Series' investment manager Delaware Management Company ("Delaware Management") or Delaware International Advisers Ltd. ("Delaware International"), as applicable, the historical relationship among foreign currencies suggests that a Series may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

                                      21-

         Options on Futures Contracts--Each of International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Emerging Markets, Convertible Securities, REIT, Aggressive Growth and U.S. Growth Series may purchase and write options on the types of futures contracts that Series could invest in.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Series' portfolio. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option a Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Series' losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Series may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected marketwide decline or changes in interest or exchange rates, a Series could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. If the market decline does not occur, the Series will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Series could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Series will suffer a loss equal to the price of the call, but the securities which the Series intends to purchase may be less expensive.

Options on Foreign Currencies
         International Equity, Global Bond, Strategic Income, Emerging Markets, Convertible Securities, REIT and U.S. Growth Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

                                      22-

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipate a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, they could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against the anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased costs up to the value of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

         Each Series intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Series' custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principle amount as the call written where the exercise price of the call held (a) is equal to less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its custodian bank.

         With respect to writing put options, at the time the put is written, a Series will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

Options
         Each of the Fund's 18 Series, except for Cash Reserve Series, may write call options and purchase put options on a covered basis only. International Equity, Global Bond, Emerging Markets, Convertible Securities, REIT, Aggressive Growth and U.S. Growth Series may also purchase call options. The Series also may enter into closing transactions with respect to such options transactions. No Series will engage in option transactions for speculative purposes.

                                      23-

         To the extent authorized to engage in option transactions, the Series may invest in options that are Exchange listed and International Equity, Global Bond, Emerging Markets, Convertible Securities, REIT, Aggressive Growth and U.S. Growth Series may also invest in options that are traded over-the-counter. The other Series reserve the right to invest in over-the-counter options upon written notice to their shareholders. The Series will enter into an option position only if there appears to be a liquid market for such options. However, there can be no assurance that a liquid secondary market will be maintained. Thus, it may not be possible to close option positions and this may have an adverse impact on a Series' ability to effectively hedge its securities.

         A. Covered Call Writing--A Series may write covered call options from time to time on such portion of its portfolio, without limit, as the respective investment manager determines is appropriate in seeking to obtain the Series' investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Series, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to such options, the Series may enter into closing purchase transactions. A closing purchase transaction is one in which the Series, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

                                      24-

         A Series will write call options only on a covered basis, which means that the Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. Options written by the Series will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. Purchasing Put Options--A Series may invest up to 2% of its total assets in the purchase of put options. The Series will, at all times during which it holds a put option, own the security covered by such option.

         A put option purchased by the Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Series to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         C. Purchasing Call Options--International Equity, Global Bond, Emerging Markets, Convertible Securities, REIT, Aggressive Growth and U.S. Growth Series may purchase call options to the extent that premiums paid by the Series do not aggregate more than 2% of the Series' total assets. When the Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         The Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although the Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Series may expire without any value to the Series.

                                      25-

         D. Options on Stock Indices--The DelCap, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities, REIT, Aggressive Growth and U.S. Growth Series also may write call options and purchase put options on certain stock indices and enter into closing transactions in connection therewith. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Series on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, DelCap, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities, REIT, Aggressive Growth and U.S. Growth Series may offset positions in stock index options prior to expiration by entering into a closing transaction on an Exchange or may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

         The Series' ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Series' portfolio securities. Since the Series' portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the Series bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on the Series' ability to effectively hedge its securities. The Series will enter into an option position only if there appears to be a liquid secondary market for such options.

                                      26-

         DelCap, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities, REIT, Aggressive Growth and U.S. Growth Series will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

         E. Writing Covered Puts--Convertible Securities, REIT, Aggressive Growth and U.S. Growth Series may purchase or sell (write) put options on securities as a means of achieving additional return or of hedging the value of the Series' portfolio. A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period. The Series will write only "covered" options. In the case of a put option written (sold) by the Series, the Series will, through its custodian, deposit and maintain cash and short-term U.S. Treasury obligations with a securities depository or the custodian having a value equal to or greater than the exercise price of the underlying security.

         F. Closing Transactions-- If a Series has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that either a closing purchase or sale transaction can be effected when a Series so desires. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

         A Series will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Series will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series. If a Series purchases a put option, the loss to the Series is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit a Series realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

Investment Company Securities
         Any investments that Social Awareness Series makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Series may not (1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of the Series' total assets in the shares of any one investment company; nor (3) invest more than 10% of the Series' total assets in shares of other investment companies. If a Series elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Series' investments in unregistered investment companies.

                                      27-

Unseasoned Companies
         Social Awareness Series may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Series may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.

         In addition, as a matter of non-fundamental policy, Social Awareness Series will adhere to a Social Criteria strategy:

         Vantage will utilize the Social Investment Database published by KLD in determining whether a company is engaged in any activity precluded by the Series' Social Criteria. The Social Investment Database reflects KLD's determination of the extent to which a company's involvement in the activities prohibited by the Social Criteria is significant enough to merit a concern or a major concern. Significance may be determined on the basis of percentage of revenue generated by, or the size of the operations attributable to, activities related to such Social Criteria, or other factors selected by KLD. The social screening undergoes continual refinement and modification.

         Pursuant to the Social Criteria presently in effect, the Series will not knowingly invest in or hold securities of companies which engage in:

         1. Activities which result or are likely to result in damage to the natural environment;

         2. The production of nuclear power, the design or construction of nuclear power plants, or the manufacture of equipment for the production of nuclear power;

         3.  The manufacture of, or contracting for, military weapons; or

         4.  The liquor, tobacco or gambling industries.

         Because of its Social Criteria, the Series may not be able to take the same advantage of certain investment opportunities as do funds which do not have Social Criteria. Only securities of companies not excluded by any of the Social Criteria will be eligible for consideration for purchase by the Series according to its objective and policies described in the Prospectus.


         The Series will commence the orderly sale of securities of a company when it is determined by Vantage Investment Advisors ("Vantage") that such company no longer adheres to the Social Criteria. The Series will sell such securities in a manner so as to minimize any adverse affect on the Series' assets. Typically, such sales will be made within 90 days from the date of Vantage's determination, unless a sale within the 90 day period would produce a significant loss to the overall value of the Series' assets.




                                      28-

Lower-Rated Debt Securities


         U.S. Growth, Delchester, Strategic Income, Convertible Securities and Emerging Markets Series may purchase high yield, high risk securities, commonly known as "junk bonds." These securities are rated lower than Baa by Moody's or lower than BBB by S&P and are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See Appendix A - Description of Ratings in this Part B.


         The market for lower-rated securities may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board of Directors, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value its portfolio securities and the Fund's ability to dispose of these lower-rated debt securities.


         Since the risk of default is higher for lower-quality securities, the investment manager's and/or sub-adviser's research and credit analysis is an integral part of managing any securities of this type held by the Series. In considering investments for the Series, the investment manager and/or sub-adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The investment manager's and/or sub-adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.


         The Series may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Mortgage Dollar Rolls
         U.S. Growth Series may enter into mortgage "dollar rolls" in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar roll transactions consist of the sale by the Series of mortgage-backed securities, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Series being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker/dealer to whom the Series sells the security becomes insolvent, the Series' right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Series is required to repurchase may be worth less than the security that the Series originally held, and the return earned by the Series with the proceeds of a dollar roll may not exceed transaction costs. The Series will place U.S. government or other liquid, high quality assets in a segregated account in an amount sufficient to cover its repurchase obligation.

                                      29-

Over-the-Counter Options and Illiquid Securities


         U.S. Growth Series may deal in over-the-counter ("OTC") options. The Series understand the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Series, the investment manager, and the sub-adviser disagree with this position and have found the dealers with which they engage in OTC options transactions generally agreeable to and capable of entering into closing transactions. The Series has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse impact of such transactions upon the liquidity of its portfolio.

         As part of these procedures the Series will engage in OTC options transactions only with primary dealers that have been specifically approved by the Fund's Board of Directors and the investment manager and/or sub-advisers believe that the approved dealers should be agreeable and able to enter into closing transactions if necessary and, therefore, present minimal credit risks to the Series. The Series anticipates entering into written agreements with those dealers to whom the Series may sell OTC options, pursuant to which the Series would have the absolute right to repurchase the OTC options from such dealers at any time at a price determined pursuant to a formula set forth in certain no action letters published by the SEC staff. The Series will not engage in OTC options transactions if the amount invested by the Fund in OTC options plus, with respect to OTC options written by the Series, the amounts required to be treated as illiquid pursuant to the terms of such letters (and the value of the assets used as cover with respect to OTC option sales which are not within the scope of such letters), plus the amount invested by the Series in illiquid securities, would exceed 15% of the Series' total assets. OTC options on securities other than U.S. government securities may not be within the scope of such letters and, accordingly, the amount invested by the Series in OTC options on such other securities and the value of the assets used as cover with respect to OTC option sales regarding such non-U.S. government securities will be treated as illiquid and subject to the 15% limitation on the Series' net assets that may be invested in illiquid securities. See Liquidity and Rule 144A Securities, above.


Combined Transactions

         U.S. Growth Series may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the investment manager and/or sub-adviser, it is in the best interests of the Series to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the investment manager's and/or sub-adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


                                      30-

Swaps, Caps, Floors and Collars
         U.S. Growth Series may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. The Series intends to use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Series may be obligated to pay. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


         The Series will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the investment manager and the Series believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Series will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the investment manager and/or sub-adviser. If there is a default by the counterparty, the Series may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


Eurodollar Instruments
         U.S. Growth Series may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Series might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Reverse Repurchase Agreements
         U.S. Growth Series is authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by the Series and its agreement to repurchase the security at a specified time and price. The Series will maintain in a segregated account with the Custodian cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). Under the 1940 Act, reverse repurchase agreements may be considered borrowings by the Series; accordingly, the Series will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by the Series creates leverage which increases the Series' investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Series' earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

                                      31-

"Roll" Transactions
         U.S. Growth Series may engage in "roll" transactions. A "roll" transaction is the sale of securities together with a commitment (for which the Series may receive a fee) to purchase similar, but not identical, securities at a future date. Under the 1940 Act, these transactions may be considered borrowings by the Series; accordingly, the Series will limit its use of these transactions, together with any other borrowings, to no more than one-fourth of its total assets. The Series will segregate liquid assets such as cash, U.S. government securities or other high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Series' aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Series temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of the Series' portfolio securities decline while the Series is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Series' aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

Variable and Floating Rate Notes
         Variable rate master demand notes, in which U.S. Growth Series may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. The Series will not invest over 5% of its assets in variable rate master demand notes. Because master demand notes are direct lending arrangements between the Series and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Series may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.


         A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Series will be determined by the Series' investment manager and/or sub-adviser under guidelines established by the Series' Board of Directors to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Series' investment policies. In making such determinations, the investment manager and/or sub-adviser, if any, will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Series, the Series may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Series to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Series could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.


                                      32-

         Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 10% of the Series' total assets only if such notes are subject to a demand feature that will permit the Series to demand payment of the principal within seven days after demand by the Series. If not rated, such instruments must be found by the Series' investment manager and/or sub-adviser under guidelines established by the Fund's Board of Directors, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments. See Appendix A for a description of the rating symbols of S&P and Moody's. The Series may also invest in Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer.


Additional Information on the Cash Reserve Series
         Cash Reserve Series intends to achieve its objective by investing its assets in a diversified portfolio of money market instruments. See Money Market Instruments above and Appendix A--Description of Ratings.

         The Series maintains its net asset value at $10 per share by valuing its securities on an amortized cost basis. See Offering Price. The Series maintains a dollar weighted average portfolio maturity of not more than 90 days and does not purchase any issue having a remaining maturity of more than 13 months. In addition, the Series limits its investments, including repurchase agreements, to those instruments which the Board of Directors determines present minimal credit risks and which are of high quality. The Series may sell portfolio securities prior to maturity in order to realize gains or losses or to shorten the average maturity if it deems such actions appropriate to maintain a stable net asset value. While the Series will make every effort to maintain a fixed net asset value of $10 per share, there can be no assurance that this objective will be achieved.

         While the Series intends to hold its investments until maturity when they will be redeemable at their full principal value plus accrued interest, it may attempt, from time to time, to increase its yield by trading to take advantage of market variations. Also, revised evaluations of the issuer or redemptions may cause sales of portfolio investments prior to maturity or at times when such sales might otherwise not be desirable. The Series' right to borrow to facilitate redemptions may reduce but does not guarantee a reduction in the need for such sales. The Series will not purchase new securities while any borrowings are outstanding. See Dividends and Realized Securities Profits Distributions and Taxes for effect of any capital gains distributions.

         A shareholder's rate of return will vary with the general interest rate levels applicable to the money market instruments in which the Series invests. In the event of an increase in current interest rates, a national credit crisis or if one or more of the issuers became insolvent prior to the maturity of the instruments, principal values could be adversely affected. Investments in obligations of foreign banks and of overseas branches of U.S. banks may be subject to less stringent regulations and different risks than those of U.S. domestic banks. The rate of return and the net asset value will be affected by such other factors as sales of portfolio securities prior to maturity and the Series' operating expenses.

Concentration
         In applying the Series' fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.


                                      33-

ACCOUNTING AND TAX ISSUES

         When a Series writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Series' assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has written expires on its stipulated expiration date, a Series recognizes a capital gain. If a Series enters into a closing purchase transaction with respect to an option which a Series has written, a Series realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Series has written is exercised, a Series realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Series for the purchase of a put option is recorded in the Series' assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has purchased expires on the stipulated expiration date, a Series realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

         Options on Certain Stock Indices--Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by the DelCap, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities, REIT, Aggressive Growth and U.S. Growth Series at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

         Other Tax Requirements--Each Series has qualified, or intends to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, a Series will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets.

         In order to qualify as a regulated investment company for federal income tax purposes, a Series must meet certain specific requirements, including:

         (i) The Series must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Series' total assets, and, with respect to 50% of the Series' total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Series' total assets;

                                      34-

         (ii) The Series must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

         (iii) The Series must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years, and

         (iv) The Series must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by the Series for less than three months ("short-short income"). The Taxpayer Relief Act of 1997 (the "1997 Act") repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however, this rule may have continuing effect in some states for purposes of classifying the Series as a regulated investment company.

         The Code requires the Series to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to the Series) to you by December 31 of each year in order to avoid federal excise taxes. The Series intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains.

         The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, a Series must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Series will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         Investment in Foreign Currencies and Foreign Securities--A Series is authorized to invest a limited amount in foreign securities. Such investments, if made, will have the following additional tax consequences to a Series:


                                      35-

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Series accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Series actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Series' net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the Series.

         If the Series' Section 988 losses exceed the Series' other net investment company taxable income during a taxable year, the Series generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions of federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Series shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Series shares will be treated as capital gain to you.

         The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require the Series to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under the Series' current reporting procedure, foreign security transactions are recorded generally at the time of each transaction using the foreign currency spot rate available for the date of each transaction. Under the new law, the Series will be required to record a fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of the Series' foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.

         The Series may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the Series at the end of its fiscal year are invested in securities of foreign corporations, the Series may elect to pass-through to you your pro rata share of foreign taxes paid by the Series. If this election is made, you will be: (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by the Series) and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by the Fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by the Series). If the Series elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If the Series invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata shares of foreign taxes paid by the Series. In this case, these taxes will be taken as a deduction by the Series, and the income reported to you will be the net amount after these deductions. The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by the Series. These provisions will allow investors who pay foreign taxes of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the Series to the investor) to claim a tax credit against their U.S. federal income tax for the amount of foreign taxes paid by the Series. This process will allow you, if you qualify, to bypass the burdensome and detailed reporting requirements on the foreign tax credit schedule (Form 1116) and report your foreign taxes paid directly on page 2 of Form 1040. This simplified procedure was not available until calendar year 1998.

                                      36-

         Investment in Passive Foreign Investment Company Securities--The Series may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Series receives an "excess distribution" with respect to PFIC stock, the Series itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Series to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Series held the PFIC shares. The Series itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Series taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Series. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distribution might have been classified as capital gain. This may have the effect of increasing Series distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         A Series may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Series generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the Series' PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The Series would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the Series were to make this second PFIC election, tax at the Series level under the PFIC rules would generally be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by the Series (if any), the amounts distributable to you by the Series, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Series acquires shares in that corporation. While the Series will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.


                                      37-

         Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by the Series, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce the Series' income available for distribution to you, and may cause some or all of the Series' previously distributed income to be classified as a return of capital.




                                      38-

PERFORMANCE INFORMATION

         Contract owners and prospective investors will be interested in learning from time to time the current yield of Delchester, Capital Reserves, Global Bond and Strategic Income Series and, in addition, the effective compounded yield of Cash Reserve Series. Advertisements of performance of the underlying Series, if any, will be accompanied by a statement of performance of the separate account. As explained under Dividends and Realized Securities Profits Distributions, dividends for Delchester, Capital Reserves and Cash Reserve Series are declared daily from net investment income, dividends for Global Bond Series are declared quarterly and dividends for Strategic Income Series are declared annually. Yield will fluctuate as income earned fluctuates.

         From time to time, the Fund may state each Series' total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Series' average annual total rate of return over the most recent one-year period, five-year period and ten-year period or lifetime period, if applicable. Each Series may also advertise aggregate and average total return information over additional periods of time.

         Each Series' average annual total rate of return is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                        n
                                  P(1+T) = ERV
         Where:    P   =     a hypothetical initial purchase order of $1,000;

                   T   =     average annual total return;

                   n   =     number of years;

                   ERV = redeemable value of the hypothetical $1,000 purchase at the end of the period.

         Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes all distributions are reinvested at net asset value.


                                      39-

         The performance of the Series, as shown below, is the average annual total return quotations through June 30, 1999. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                                       Average Annual Total Return
----------------------------------------------------------------------------------------------------------------
Series*                    1 year ended     3 years ended    5 years ended     10 years ended   Life of Fund
                           6/30/99          6/30/99          6/30/99           6/30/99
----------------------------------------------------------------------------------------------------------------
Capital Reserves          2.85%             5.98%            6.36%             6.45%               6.62%
(Inception 7/28/88)
----------------------------------------------------------------------------------------------------------------
Cash Reserve              4.81%             4.99%            5.02%             4.95%               5.23%
(Inception 7/28/88)
----------------------------------------------------------------------------------------------------------------
Convertible Securities    (1.05%)           N/A              N/A               N/A                 7.98%
(Inception 5/1/97)
----------------------------------------------------------------------------------------------------------------
Delaware Balanced         8.63%             17.93%           17.25%            14.10%             13.64%
(Inception 7/28/88)
----------------------------------------------------------------------------------------------------------------
DelCap                    18.23%            15.44%           19.10%            N/A                13.63%
(Inception 7/12/91)
----------------------------------------------------------------------------------------------------------------
Delchester                (5.91%)           6.96%            7.53%             9.05%               9.10%
(Inception 7/28/88)
----------------------------------------------------------------------------------------------------------------
Devon                     10.81%            N/A              N/A               N/A                23.41%
(Inception 5/1/97)
----------------------------------------------------------------------------------------------------------------
Emerging Markets          2.13%             N/A              N/A               N/A              (11.96%)
(Inception 5/1/97)
----------------------------------------------------------------------------------------------------------------
Global Bond               5.17%             5.55%            N/A               N/A                 5.82%
(Inception 5/2/96)
----------------------------------------------------------------------------------------------------------------
Growth and Income         7.36%             20.24%           20.66%            13.31%             13.19%
(Inception 7/28/88)
----------------------------------------------------------------------------------------------------------------
International Equity      6.30%             11.83%           11.97%            N/A                11.60%
(Inception 10/29/92)
----------------------------------------------------------------------------------------------------------------
REIT Series               (2.76%)           N/A              N/A               N/A               (3.39%)
(Inception 5/4/98)
----------------------------------------------------------------------------------------------------------------
Small Cap Value           (2.09%)           13.92%           15.47%            N/A                13.91%
(Inception 12/27/93)
----------------------------------------------------------------------------------------------------------------
Social Awareness          5.21^%            N/A              N/A               N/A                22.45%
(Inception 5/1/97)
----------------------------------------------------------------------------------------------------------------
Strategic Income          (1.54%)           N/A              N/A               N/A                 3.00%
(Inception 5/1/97)
----------------------------------------------------------------------------------------------------------------
Trend                     26.48%            17.84%           22.26%            N/A                19.55%
(Inception 12/27/93)
----------------------------------------------------------------------------------------------------------------

* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to the amounts noted under Investment Management Agreements and Sub-Advisory Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.


         Delchester, Capital Reserves, Global Bond and Strategic Income Series may also quote its current yield, calculated as described below, in advertisements and investor communications.


                                      40-

         The yield computation for Delchester, Capital Reserves, Global Bond and Strategic Income Series is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                      a--b      6
                         YIELD = 2[(-------- + 1) -- 1]
                                       cd

         Where:   a  =    dividends and interest earned during the period;

                  b  =    expenses accrued for the period (net of
                          reimbursements);

                  c  =    the average daily number of shares outstanding during
                          the period that were entitled to receive dividends;

                  d  =    the maximum offering price per share on the last day
                          of the period.

         The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by the Series. The yields of Delchester, Capital Reserves and Strategic Income Series as of June 30, 1999 using this formula were 8.86%, 5.61% and 8.10%, respectively.

         Yield quotations are based on the offering price determined by the Series' net asset value on the last day of the period and will fluctuate depending on the period covered.

         Cash Reserve Series may also quote its current yield in advertisements and investor communications.

         Yield calculation for Cash Reserve Series begins with the value of a hypothetical account of one share at the beginning of a seven-day period; this is compared with the value of that same account at the end of the same period (including shares purchased for the account with dividends earned during the period). The net change in the account value is generally the net income earned per share during the period, which consists of accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses (excluding expenses reimbursed by the investment manager) but does not include realized gains or losses or unrealized appreciation or depreciation.

         The current yield of Cash Reserve Series represents the net change in this hypothetical account annualized over 365 days. In addition, a shareholder may achieve a compounding effect through reinvestment of dividends which is reflected in the effective yield shown below.


                                      41-

         The following is an example, for purposes of illustration only, of the current and effective yield calculations for Cash Reserve Series for the seven-day period ended June 30, 1999.

Value of a hypothetical account with one share at the beginning of the period                    $10.00000000

Value of the same account at the end of the period                                                10.00000000
                                                                                                  ===========

Net change in account value                                                                         .00861710*

Base period return = net change in account value / beginning account value                        .000086171

Current yield [base period return x (365 / 7)]                                                   4.49%**
                                                                                                   =====
                                 365/7
Effective yield (1 + base period)      - 1                                                         4.59%***
                                                                                                   =====

Weighted average life to maturity of the portfolio on June 30, 1999 was 45 days.

  * This represents the net income per share for the seven calendar days ended June 30, 1999.
 ** This represents the average of annualized net investment income per share for the seven calendar days ended June 30, 1999.
*** This represents the current yield for the seven calendar days ended June
    30, 1999 compounded daily.

         The yield quoted at any time represents the amount being earned on a current basis and is a function of the types of instruments in Cash Reserve Series' portfolio, their quality and length of maturity and the Series' operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of the investment.

         The yield will fluctuate daily as the income earned on the investments of Cash Reserve Series fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Fund is an open-end investment company and that there is no guarantee that the net asset value or any stated rate of return will remain constant. Investment performance is not insured. Investors comparing results of Cash Reserve Series with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by Cash Reserve Series. Although Cash Reserve Series determines the yield on the basis of a seven-calendar-day period, it may, from time to time, use a different time span.

         Other funds of the money market type may calculate their yield on a different basis and the yield quoted by the Series could vary upward or downward if another method of calculation or base period were used.

         Investors should note that income earned and dividends paid by Delchester, Capital Reserves, Global Bond and Strategic Income Series will also vary depending upon fluctuations in interest rates and performance of each Series' portfolio. The net asset value of each Series may change. Unlike Cash Reserve Series, Delchester, Capital Reserves, Global Bond and Strategic Income Series invest in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Series' net asset values will tend to rise when interest rates fall. Conversely, the Series' net asset values will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Series will vary from day to day and investors should consider the volatility of the Series' net asset values as well as their yields before making a decision to invest.

                                      42-

Comparative Information

         From time to time, each Series may also quote its actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Series may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or to the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International
(MSCI), Europe, Australia and Far East (EAFE) Index, the MSCI Emerging Markets Free Index, or the Salomon Brothers World Government Bond Index. Performance also may be compared to the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.


         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Series may invest and the assumptions that were used in calculating the blended performance will be described.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Series' performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. Similarly, the MSCI EAFE Index, the MSCI Emerging Markets Free Index, and the Salomon Brothers World Government Bond Index are industry-accepted unmanaged indices of equity securities in developed countries and global debt securities, respectively, used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. A direct investment in an unmanaged index is not possible.


                                      43-

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may also be used in preparing comparative illustrations.

         Each Series may also promote its yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc., IBC/Donoghue's Money Market Report and Morningstar, Inc.

         The performance of multiple indices compiled and maintained by statistical research firms, such as Morgan Stanley, Salomon Brothers and Lehman Brothers, may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Series may invest and the assumptions that were used in calculating the blended performance will be described.

        Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Series may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Series. The Series may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Series may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Series (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Series), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of


                                      44-
relevance to a Series. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Series may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of a Series. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Series and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management and tax planning and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Series and may illustrate how to find the listings of the Series in newspapers and periodicals. Materials may also include discussions of other Series, products, and services.

         The Series may quote various measures of volatility and benchmark correlation in advertising. In addition, the Series may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Series may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Series may include information regarding the background and experience of its portfolio managers.



                                      45-

         The following table is an example, for purposes of illustration only, of cumulative total return performance for the Series through June 30, 1999. For these purposes, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the indicated periods.

                             Cumulative Total Return

------------------------------------------------------------------------------------------------------------------------------------
        Series*             3 months   6 months   9 months     1 year        3 years      5 years     10 years    Life of Fund
                             ended       ended      ended       ended         ended        ended       ended
                            6/30/99     6/30/99    6/30/99     6/30/99       6/30/99      6/30/99     6/30/99
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth              N/A        N/A         N/A        N/A            N/A          N/A         N/A          1.60%
(Inception 5/1/99)
------------------------------------------------------------------------------------------------------------------------------------
Capital Reserves           (0.79%)    (0.63%)     (0.07%)      2.85%         19.04%       36.10%      86.91%        101.44%
(Inception 7/28/88)
------------------------------------------------------------------------------------------------------------------------------------
Cash Reserve                 1.12%      2.26%       3.49%      4.81%         15.71%       27.72%      62.05%         74.59%
(Inception 7/28/88)
------------------------------------------------------------------------------------------------------------------------------------
Convertible Securities       3.77%      2.41%      10.74%    (1.05%)            N/A          N/A         N/A         18.11%
(Inception 5/1/97)
------------------------------------------------------------------------------------------------------------------------------------
Delaware Balanced            6.42%    (0.14%)      15.74%      8.63%         64.02%      121.59%     274.02%        304.39%
(Inception 7/28/88)
------------------------------------------------------------------------------------------------------------------------------------
DelCap                      11.73%     13.06%      40.86%     18.23%         53.86%      139.64%         N/A        177.01%
(Inception 7/12/91)
------------------------------------------------------------------------------------------------------------------------------------
Delchester                 (0.79%)      0.57%       1.39%    (5.91%)         22.35%       43.76%     137.85%        158.94%
(Inception 7/28/88)
------------------------------------------------------------------------------------------------------------------------------------
Devon                        9.00%    (0.10%)      20.69%     10.81%            N/A          N/A         N/A         57.75%
(Inception 5/1/97)
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets            22.15%     26.56%       0.89%      2.13%            N/A          N/A         N/A       (24.12%)
(Inception 5/1/97)
------------------------------------------------------------------------------------------------------------------------------------
Global Bond                (0.87%)    (1.64%)      20.03%      5.17%         17.60%          N/A         N/A         19.60%
(Inception 5/2/96)
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income            6.67%      5.79%      20.03%      7.36%         73.85%      155.71%     248.75%        287.17%
(Inception 7/28/88)
------------------------------------------------------------------------------------------------------------------------------------
International Equity         5.89%      8.30%      23.95%      6.30%         39.87%       76.04%         N/A        107.90%
(Inception 10/29/92)
------------------------------------------------------------------------------------------------------------------------------------
REIT                        11.55%      5.25%       6.19%    (2.76%)            N/A          N/A         N/A        (4.22%)
(Inception 5/4/98)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value             15.13%      3.69%      16.75%    (2.09%)         47.82%      105.32%         N/A        104.91%
(Inception 12/27/93)
------------------------------------------------------------------------------------------------------------------------------------
Social Awareness             4.91%      4.63%      27.07%      5.21%            N/A          N/A         N/A         55.10%
(Inception 5/1/97)
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income           (2.59%)    (2.19%)     (0.59%)    (1.54%)            N/A          N/A         N/A          6.61%
(Inception 5/1/97)
------------------------------------------------------------------------------------------------------------------------------------
Trend                       17.98%     20.97%      49.70%     26.48%         63.62%      173.21%         N/A        167.47%
(Inception 12/27/93)
------------------------------------------------------------------------------------------------------------------------------------

* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to the amounts noted under Investment Management Agreements and Sub-Advisory Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

        Because every investor's goals and risk threshold are different, certain advertising and other related literature may provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of


                                      46-
time the individual has to attain these goals to his or her risk threshold. In addition, information may be provided discussing the respective investment manager's overriding investment philosophy and how that philosophy affects investment disciplines of the Series and other funds in the Delaware Investments family employed in meeting their objectives.

Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Prices of securities such as stocks and bonds tend to move up and down over various market cycles and are generally intended for longer term investing. Money market funds, which typically maintain stable prices, are generally intended for your short-term investment needs and can often be used as a basis for building a long-term investment plan.

         Though logic says to invest when prices are low, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule.

         Dollar-cost averaging looks simple and it is, but there are important things to remember. Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                                  Number
                       Investment             Price Per        of Shares
                       Amount                     Share        Purchased

         Month 1       $100                      $10.00               10
         Month 2       $100                      $12.50                8
         Month 3       $100                       $5.00               20
         Month 4       $100                      $10.00               10
         -----------------------------------------------------------------

                       $400                       $37.50               48

Total Amount Invested: $400
Total Number of Shares Purchased: 48
Average Price Per Share: $9.38 ($37.50/4)
Average Cost Per Share: $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of a Series.


                                      47-

THE POWER OF COMPOUNDING

         As part of your Variable Annuity contract, any earnings from your investment selection are automatically reinvested to purchase additional shares of a Series. This gives your investment yet another opportunity to grow. It's called the Power of Compounding. Each Series may included illustrations showing the Power of Compounding in advertisements and other types of literature.


                                      48-

TRADING PRACTICES AND BROKERAGE

         The Fund or, in the case of International Equity, Global Bond and Emerging Markets Series, Delaware International, selects banks, brokers or dealers to execute transactions on behalf of the Series for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have banks, brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the investment manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is in the equivalent of a commission.


         During the fiscal years ended December 31, 1996, 1997 and 1998, the aggregate dollar amounts of brokerage commissions were paid by the Series noted below:

                                                1996             1997              1998
         Growth and Income Series              $302,434        $518,762         $1,020,668
         Delaware Balanced Series               $83,262        $120,307           $165,591
         DelCap Series                         $101,211        $270,393           $308,645
         International Equity Series           $110,181        $215,242           $121,978
         Small Cap Value Series                 $53,113        $119,689           $198,194
         Trend Series                           $80,172        $182,867           $269,355
         Devon Series*                              N/A         $21,022            $83,285
         Emerging Markets Series*                   N/A         $28,640            $21,763
         Convertible Securities Series*             N/A          $5,517            $10,155
         Social Awareness Series*                   N/A          $7,416            $25,636
         REIT Series**                              N/A             N/A            $13,326

*Commenced operations on May 1, 1997.
**Commenced operations on May 4, 1998.


         The respective investment manager may allocate out of all commission business generated by all of the funds and accounts under management by the respective investment manager, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers; securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the respective investment manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.


                                      49-

         During the fiscal year ended December 31, 1998, portfolio transactions of the following Series in the amounts listed below, resulting in brokerage commissions in the amounts listed below were directed to brokers for brokerage and research services provided:



                                              Portfolio             Brokerage
                                            Transactions           Commissions
                                               Amounts               Amounts
                                            ------------           -----------
         Growth and Income Series           $327,836,919            $342,890
         Delaware Balanced Series             65,237,810              96,002
         DelCap Series                       141,951,414             280,802
         International Equity Series           4,692,866               9,996
         Small Cap Value Series               61,036,311             169,029
         Trend Series                         96,415,713             228,844
         Devon Series                         30,028,617              45,396
         Emerging Markets Series                  20,266                 151
         Convertible Securities Series           819,288               2,532
         Social Awareness Series              17,739,629               4,831
         REIT Series*                            974,654               2,902

*Commenced operations on May 4, 1998.


         As provided in the Securities Exchange Act of 1934 and the Investment Management Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the respective investment manager which constitute in some part brokerage and research services used by the respective investment manager in connection with its investment decision-making process and constitute in some part services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the respective investment manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Investments family. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.


                                      50-

         The respective investment manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the respective investment manager and the Fund's Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.


         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Fund may place orders with broker/dealers which have agreed to defray certain expenses of the funds in the Delaware Investments family, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of such funds shares as a factor in the selection of brokers and dealers to execute Series portfolio transactions.


Portfolio Turnover
         The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate for each Series. Given the respective Series' investment objectives, the Fund anticipates that the annual portfolio turnover rates are not expected to exceed 100% for the Growth and Income, International Equity, Global Bond, Strategic Income, Emerging Markets, Devon, Social Awareness and REIT Series, 200% for the Capital Reserves, and Delaware Balanced Series, and may exceed 100% for the DelCap, Delchester, Small Cap Value, Trend and U.S. Growth Series and 200% for the Convertible Securities Series. It is possible that in any particular year market conditions or other factors might result in portfolio activity at a greater rate than anticipated. The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Series during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         The degree of portfolio activity may affect brokerage costs incurred by each Series. A turnover rate of 100% would occur, for example, if all the investments in a Series' portfolio at the beginning of the year were replaced by the end of the year. In investing to achieve their respective objective, a Series may hold securities for any period of time. Portfolio turnover will also be increased if a Series writes a large number of call options which are subsequently exercised. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Series' shares.


                                      51-

         The portfolio turnover rates for the Series noted below for the past two fiscal years were as follows:

                                                         Year Ended               Year Ended
         Series                                       December 31, 1997        December 31, 1998
         ------                                       -----------------        -----------------
         Growth and Income Series                           54%                       81%
         Delchester Series                                  121%                      86%
         Capital Reserves Series                            120%                     166%
         Delaware Balanced Series                           67%                       94%
         DelCap Series                                      134%                     142%
         International Equity Series                        7%                        5%
         Small Cap Value Series                             41%                       45%
         Trend Series                                       125%                     121%
         Global Bond Series                                 97%                       79%
         Strategic Income Series                            70%*                     143%
         Devon Series                                       80%*                      34%
         Emerging Markets Series                            48%*                      38%
         Convertible Securities Series                      209%*                     77%
         Social Awareness Series                            52%*                      30%
         REIT Series                                        N/A                       39%**

*  Annualized.  Commenced operations on May 1, 1997.
** Annualized.  Commenced operations on May 4, 1998.


                                      52-

OFFERING PRICE

         The offering price of shares is the net asset value per share next to be determined after an order is received. The purchase of shares becomes effective at the close of business on the day on which the investment is received from the life company and after any dividend is declared. Dividends, if any, begin to accrue on the next business day. There is no sales charge.


         The purchase will be effected at the net asset value next computed after the receipt of Federal Funds provided they are received by the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when such exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed. In the event of changes in SEC requirements or the Fund's change in time of closing, the Fund reserves the right to price at a different time, to price more often than once daily or to make the offering price effective at a different time.


         An example showing how to calculate the net asset value per share is included in the Series' financial statements which are incorporated by reference into this Part B.

         The net asset value per share is computed by adding the value of all securities and other assets in a Series' portfolio, deducting any liabilities of that Series and dividing by the number of that Series' shares outstanding. Expenses and fees are accrued daily. Each Series' net asset value per share is computed by adding the value of all the securities and other assets in the Series' portfolio, deducting any liabilities of the Series, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. In determining a Series' total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are valued at the last sale price on that exchange. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange. Use of a pricing service has been approved by the Board of Directors. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Directors.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Series of securities owned by it is not reasonably practical, or it is not reasonably practical for a Series fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw a request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.


                                      53-

Money Market Series
         The Board of Directors has adopted certain procedures to monitor and stabilize the price per share of Cash Reserve Series. Calculations are made each day to compare part of the Series' value with the market value of instruments of similar character. At regular intervals all issues in the portfolio are valued at market value. Securities maturing in more than 60 days are valued more frequently by obtaining market quotations from market makers. The portfolio will also be valued by market makers at such other times as is felt appropriate. In the event that a deviation of more than 1/2 of 1% exists between the Series' $10 per share offering and redemption prices and the net asset value calculated by reference to market quotations, or if there is any other deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, should be initiated, such as changing the price to more or less than $10 per share.

                                      54-

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

         Dividends for the Delchester and Capital Reserves Series are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year. The Fund's fiscal year ends on December 31.

         For the Growth and Income, Delaware Balanced and Global Bond Series, the Fund will make payments from the Series' net investment income quarterly. Distributions from the respective Series' net realized securities profits, if any, normally will be made following the close of the fiscal year.

         For the Aggressive Growth, Convertible Securities, DelCap, Devon, International Equity, Small Cap Value, Trend, Emerging Markets, Social Awareness, Strategic Income, REIT and U.S. Growth Series, the Fund will make payments from the Series' net income and net realized securities profits, if any, once a year.

         All dividends and distributions are automatically reinvested in additional Series shares.

Cash Reserve Series
         The Fund declares a dividend of this Series' net investment income on a daily basis, to shareholders of record at the time of the previous calculation of the Series' net asset value, each day that the Fund is open for business. Payment of dividends will be made monthly. The amount of net investment income will be determined at the time the offering price and net asset value are determined (see Offering Price), and shall include investment income accrued, less the estimated expenses of the Series incurred since the last determination of net asset value. Gross investment income consists principally of interest accrued and, where applicable, net pro-rata amortization of premiums and discounts since the last determination. The dividend declared at the time the offering price and net asset value are determined, as noted above, will be deducted immediately before the net asset value calculation is made. See Offering Price. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next business day. An investor begins earning dividends when payments for shares purchased are converted into Federal Funds and are available for investment.

         To the extent necessary to maintain a $10 per share net asset value, the Board of Directors will consider temporarily reducing or suspending payment of daily dividends, or making a distribution of realized securities profits or other distributions at the time the net asset value per share has changed.


                                      55-

TAXES

         Each Series has qualified, or intends to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, a Series will not be subject to federal income tax to the extent its earnings are distributed and it satisfies other requirements relating to the sources of its income and diversification of its assets.

         Each Series of the Fund is treated as a single tax entity, and any capital gains and losses for each series are calculated separately. It is the Series' policy to pay out substantially all net investment income and net realized gains to relieve the Fund of federal income tax liability on that portion of its income paid to shareholders under the Internal Revenue Code.

         The Series does not have a fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Presently, however, the Series intends to offset realized securities profits to the extent of the capital losses carried forward.

         All dividends out of net investment income, together with distributions from short-term capital gains, will be taxable to those shareholders who are subject to income taxes as ordinary income. (These distributions may be eligible for the dividends-received deductions for corporations.) Any net long-term capital gains distributed to those shareholders who are subject to income tax will be taxable as such, regardless of the length of time a shareholder has owned their shares.

         Under the Taxpayer Relief Act of 1997 (the "1997 Act"), as revised by the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act") and the Omnibus Consolidated and Emergency Supplemental Appropriations Act, a Series is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories:

         Long-term capital gains": gains on securities sold after December 31, 1997 and held for more than 12 months as capital assets in the hands of the holder are taxed at the 20% rate when distributed to shareholders (15% for individual investors in the 15% tax bracket.

         "Short -term capital gains": Gains on securities sold by a Series that do not meet the long-term holdings period are considered short term capital gains and are taxable as ordinary income.





                                      56-

         "Qualified 5-year gains": For individuals in the 15% bracket, qualified five-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individual who are subject to tax at higher rate brackets, qualified five-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified five-year property. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the five-year holding period.



                                      57-

INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS

         Delaware Management Company ("Delaware Management"), located at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, furnishes investment management services to Growth and Income, Delchester, Capital Reserves, Cash Reserve, DelCap, Delaware Balanced, Small Cap Value, Trend, Strategic Income, Devon, Convertible Securities, Social Awareness, REIT, Aggressive Growth and U.S. Growth Series. Delaware International Advisers Ltd. ("Delaware International"), located at Third Floor, 80 Cheapside, London, England EC2V 6EE, furnishes investment management services to International Equity, Global Bond and Emerging Markets Series. Such services are provided subject to the supervision and direction of the Fund's Board of Directors. Delaware International is affiliated with Delaware Management.

       Delaware Management and its predecessors have been managing the funds in Delaware Investments since 1938. On August 31, 1999, Delaware Management and its affiliates within Delaware Investments, including Delaware International, were supervising in the aggregate more than $46 billion in assets in the various institutional or separately managed (approximately $27,183,690,000) and investment company ($18,686,470,000) accounts. Delaware Management is a series of Delaware Management Business Trust. Delaware Management changed its form of organization from a corporation to a business trust on March 1, 1998.

         The Investment Management Agreement for each Series(other than International Equity, Global Bond and Emerging Market Series) is dated May 1, 1999, as amended October 15, 1999, was approved by shareholders of such Series (other than Aggressive Growth Series and U.S. Growth Series) on March 17, 1999 The Investment management Agreement for the International Equity, Global Bond and Emerging Markets Series is dated May 1, 1999 and was approved by shareholders of such Series on March 17, 1999. Each Agreement will remain in effect for an initial period of two years. The Investment Management Agreement for Aggressive Growth Series was approved by the initial shareholder on May 1, 1999 and the Investment Management Agreement for U.S. Growth Series was approved by the initial shareholder on October 15, 1999. The Agreement may be renewed only if such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Series, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors of the Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements are terminable without penalty on 60 days' notice by the directors of the Fund or by the respective investment manager. The Agreements will terminate automatically in the event of their assignments.



                                      58-

         Under the Investment Management Agreement, Delaware Management or Delaware International is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of a Series:

----------------------------------------------------------------------------------------------------
Series                                                Management Fee Rate

----------------------------------------------------------------------------------------------------
Capital Reserves Series                               0.50% on the first $500 million
                                                      0.475% on the next $500 million
                                                      0.45% on the next $1.5 billion
                                                      0.425% on assets in excess of $2.5 billion
----------------------------------------------------------------------------------------------------
Cash Reserve Series                                   0.45% on the first $500 million
                                                      0.40% on the next $500 million
                                                      0.35% on the next $1.5 billion
                                                      0.30% on assets in excess of $2.5 billion
----------------------------------------------------------------------------------------------------
Aggressive Growth Series                              0.75% on the first $500 million
Convertible Securities Series                         0.70% on the next $500 million
DelCap Series                                         0.65% in the next $1.5 billion
Global Bond Series                                    0.60% on assets in excess of $2.5 billion
REIT Series
Small Cap Value Series
Social Awareness Series
Trend Series
----------------------------------------------------------------------------------------------------

Growth and Income Series*                             0.65% on the first $500 million
Delaware Balanced Series                              0.60% on the next $500 million
Delchester Series                                     0.55% in the next $1.5 billion
Devon Series                                          0.50% on assets in excess of $2.5 billion
Strategic Income Series
U.S. Growth Series

----------------------------------------------------------------------------------------------------
Emerging Markets Series                               1.25% on the first $500 million
                                                      1.20% on the next $500 million
                                                      1.15% in the next $1.5 billion
                                                      1.10% on assets in excess of $2.5 billion
----------------------------------------------------------------------------------------------------
International Equity Series                           0.85% on the first $500 million
                                                      0.80% on the next $500 million
                                                      0.75% in the next $1.5 billion
                                                      0.70% on assets in excess of $2.5 billion
----------------------------------------------------------------------------------------------------

* Delaware Management has agreed to voluntarily waive its management fee so as not to exceed an annual rate of 0.60% of average daily net assets.

         The respective investment manager administers the affairs of and is ultimately responsible for the investment management of each of the Series to which it provides investment management services. In addition, Delaware Management pays the salaries of all directors, officers and employees who are affiliated with both it and the Fund.

                                      59-

         Subject to the overall supervision of Delaware Management, Delaware International manages the international sector of Strategic Income Series' portfolio and furnishes Delaware Management with investment recommendations, asset allocation advice, research and other investment services with respect to foreign securities. For the services provided to Delaware Management, Delaware Management pays the Sub-Adviser a fee equal to one-third of the fee paid to Delaware Management under the terms of Strategic Income Series' Investment Management Agreement.


         Pursuant to the terms of Sub-Advisory Agreements with Delaware Management, Vantage Investment Advisors ("Vantage") participates in the management of Social Awareness Series' assets. Vantage is responsible for day-to-day investment management of the Series, makes investment decisions for the Series in accordance with the Series' investment objectives and stated policies and places orders on behalf of the Series to effect the investment decisions made. Delaware Management continues to have ultimate responsibility for all investment advisory services in connection with the management of the Series pursuant to the Investment Management Agreement and supervises Vantage's performance of such services. For the services provided to Delaware Management, Delaware Management pays Vantage a fee equal to (i) 0.25% of average daily net assets up to $20 million; (ii) 0.35% of average daily net assets on the next $30 million; and (iii) 0.40% of average daily net assets over $50 million. Vantage's address is 630 Fifth Avenue, New York, NY 10111.


         Lincoln Investment Management, Inc. ("Lincoln"), a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National"), acts as sub-adviser to Delaware Management with respect to REIT Series. In its capacity as sub-adviser, Lincoln furnishes Delaware Management with investment recommendations, asset allocation advice, research, economic analysis and other investment services with respect to the securities in which the Series may invest. Lincoln receives 30% of the advisory fee paid to Delaware Management for acting as sub-adviser to Delaware Management with respect to the Series. Lincoln's address is 200 E. Berry Street, Fort Wayne, Indiana 46802.

         Lynch & Mayer, Inc. is an indirect, wholly owned subsidiary of Lincoln National and an affiliate of the Delaware Management, and acts as sub-adviser to Delaware Management with respect to U.S. Growth Series. Lynch & Mayer is responsible for day-to-day investment management of the Series, makes investment decisions for the Series in accordance with the Series' investment objectives and stated policies and places orders on behalf of the Series to effect the investment decisions made. Delaware Management continues to have ultimate responsibility for all investment advisory services in connection with the management of the Series pursuant to the Investment Management Agreement and supervises Lynch & Mayer's performance of such services. For the services provided to Delaware Management, Delaware Management pays Lynch & Mayer an fee equal to 60% of the management fees paid to Delaware Management. Lynch & Mayer was established 1976 and provides investment advice to pension funds, foundations, endowments, trusts and high net worth individuals and families. The firm also manages a closed-end convertible securities fund which is traded on the New York Stock Exchange. Lynch & Mayer's investment expertise is in equities and convertible securities. Lynch & Mayer's address is 350 Park Avenue, New York, NY 10022.



                                      60-

         On December 31, 1998, the total net assets of the Fund were $1,790,408,316, broken down as follows:

Growth and Income Series                          $579,906,697
Delchester Series                                 $120,708,272
Capital Reserves Series                            $41,711,484
Cash Reserve Series                                $42,893,055
DelCap Series                                     $130,547,699
Delaware Balanced Series                          $201,855,524
International Equity Series                       $243,536,041
Small Cap Value Series                            $103,989,424
Trend Series                                      $168,251,210
Global Bond Series                                 $21,711,170
Strategic Income Series                            $20,570,764
Devon Series                                       $68,714,265
Convertible Securities Series                       $8,132,953
Social Awareness Series                            $26,961,898
Emerging Markets Series                             $5,356,068
REIT Series                                         $5,561,792

         Aggressive Growth and U.S. Growth Series did not publicly offer shares as of December 31, 1998.


                                      61-

         Investment management fees were incurred for the last three fiscal years for the following Series:

Series                                   December 31, 1998              December 31, 1997              December 31, 1996
------                                   -----------------              -----------------              -----------------
Growth and Income Series                 $3,018,521 paid                $1,640,377 paid                $765,301 paid

Delchester Series                        $689,099 paid                  $483,877 paid                  $348,693 paid

Capital Reserves Series                  $208,577 paid                  $166,300 paid                  $164,296 paid

Cash Reserve Series                      $212,479 paid                  $149,023 paid                  $110,155 paid

DelCap Series                            $846,793 earned                $716,228 earned                $505,739 earned
                                         $781,882 paid                  $646,908 paid                  $491,404 paid
                                         $64,911 waived                 $69,320 waived                 $14,335 waived

Delaware Balanced Series                 $968,768 paid                  595,126 paid                   $402,509 paid

International Equity Series              $1,679,911 earned              $1,304,340 earned              $768,150 earned
                                         $1,651,181 paid                $1,207,677 paid                $650,392 paid
                                         $28,730 waived                 $96,663 waived                 $117,758 waived

Small Cap Value Series                   $706,066 earned                $380,405 earned                $117,000 earned
                                         $680,359 paid                  $328,056 paid                  $87,687 paid
                                         $25,707 waived                 $252,349 waived                $29,313 waived

Trend Series                             $1,025,600 earned              $622,149 earned                $247,520 earned
                                         $977,521 paid                  $558,331 paid                  $205,501 paid
                                         $48,079 waived                 $63,818 waived                 $42,019 waived

Global Bond Series*                      $141,939 earned                $109,310 earned                $26,503 earned
                                         $125,844 paid                  $68,076 paid                   $12,597 paid
                                         $16,095 waived                 $41,234 waived                 $13,906 waived

Strategic Income Series**                $101,453 earned                $21,320 earned                 N/A
                                         $100,002 paid                  $7,271 paid
                                         $1,451 waived                  $14,049 waived

Devon Series**                           $218,772 earned                $31,110 earned                 N/A
                                         $216,267 paid                  $25,236 paid
                                         $2,505 waived                  $5,8874 waived

Emerging Markets Series**                $71,160 earned                 $26,327 earned                 N/A
                                         $61,148 paid                   $8,587 paid
                                         $10,012 waived                 $27,740 waived


Convertible Securities Series**          $46,042 earned                 $14,026 earned                 N/A
                                         $46,042 paid                   -0- paid
                                         -0- waived                     $14,026 waived

                                      62-

Series                                   December 31, 1998              December 31, 1997              December 31, 1996
------                                   -----------------              -----------------              -----------------
Social Awareness Series**                $117,271 earned                $20,293 earned                 N/A
                                         $108,502 paid                  $3,692 paid
                                         $8,769 waived                  $16,601 waived

REIT Series***                           $15,449 earned                 N/A                            N/A
                                         $11,895 paid
                                         $3,554 waived

   *     Commenced operations on May 2, 1996.
  **     Commenced operations on May 1, 1997.
 ***     Commenced operations on May 4, 1998.

         During the period May 1, 1997 (date of commencement of operations) through December 31, 1997, Delaware International received $2,424 from Delaware Management for serving as Sub-Adviser to the Strategic Income Series and for the fiscal year ended December 31, 1998, Delaware International received $33,334 for such services. During the period May 1, 1997 (date of commencement of operations) through December 31, 1997, Vantage received $5,449 from Delaware Management for serving as Sub-Adviser to the Social Awareness Series and for the fiscal year ended December 31, 1998, Vantage received $39,620 for such services. During the period May 4, 1998 (date of commencement of operations through December 31, 1998, Lincoln received $4,635 from Delaware Management for serving as Sub-Adviser to the REIT Series.

         Except for those expenses borne by the respective investment manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, each Series is responsible for all of its own expenses. Among others, these include the Series' proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

                                       63-

         Beginning May 1, 1998 (May 1, 1999 for Aggressive Growth Series and October 15, 1999 for U.S. Growth Series), Delaware Management elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets through April 30, 2000:


         Growth and Income Series                   0.80%
         Delchester Series                          0.80%
         Capital Reserves Series                    0.80%
         Cash Reserve Series                        0.80%
         DelCap Series                              0.85%
         Delaware Balanced Series                   0.80%
         Small Cap Value Series                     0.85%
         Trend Series                               0.85%
         Strategic Income Series                    0.80%
         Devon Series                               0.80%
         Convertible Securities Series              0.85%
         Social Awareness Series                    0.85%
         REIT Series                                0.85%
         Aggressive Growth Series                   0.85%
         U.S. Growth Series                         0.75%


         Beginning May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets through April 30, 2000:


         International Equity Series               0.95%
         Global Bond Series                        0.85%
         Emerging Markets Series                   1.50%

         Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through April 30, 1998 for the Delchester, Capital Reserves, Cash Reserve, Small Cap Value, Trend, Strategic Income, Devon, Convertible Securities and Social Awareness Series.


         Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of Growth and Income, Delaware Balanced and DelCap Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets for the period July 1, 1992 through April 30, 1998.


         Prior to May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of International Equity and Global Bond Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement

                                       64-
of operations through June 30, 1997. The waiver and payment commitment was extended through April 30, 1998 for Global Bond Series. Beginning July 1, 1997, Delaware International elected voluntarily to waive its fee and pay the expenses of International Equity to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.95% of average daily net assets through April 30, 1998.

         Prior to May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of the Emerging Markets Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 1.50% of average daily net assets from the commencement of operations through April 30, 1998.

Distribution and Service
         Delaware Distributors, L.P., located at 1818 Market Street, Philadelphia, PA 19103, serves as the Fund's national distributor under Distribution Agreements for each Series dated as follows:

         Aggressive Growth Series                   May 1, 1999
         Capital Reserves Series                    April 3, 1995
         Cash Reserve Series                        April 3, 1995
         Convertible Securities Series              May 1, 1997
         Delaware Balanced Series                   April 3, 1995
         DelCap Series                              April 3, 1995
         Delchester Series                          April 3, 1995
         Devon Series                               April 3, 1995
         Emerging Markets Series                    May 1, 1997
         Global Bond Series                         May 1, 1996
         Growth and Income Series                   April 3, 1995
         International Equity Series                April 3, 1995
         REIT Series                                May 1, 1998
         Small Cap Value Series                     April 3, 1995
         Social Awareness Series                    May 1, 1997
         Strategic Income Series                    May 1, 1997
         Trend Series                               April 3, 1995
         U.S. Growth Series                         October 15, 1999

         The Distributor is an affiliate of Delaware Management and Delaware International and bears all of the costs of promotion and distribution. Delaware Distributors, L.P. is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         Delaware Service Company, Inc. (the "Transfer Agent"), another affiliate of Delaware Management and Delaware International, is the Fund's shareholder servicing, dividend disbursing and transfer agent for the Growth and Income, Delchester, Capital Reserves, Delaware Balanced, DelCap, International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness, REIT, Aggressive Growth and U.S. Growth Series pursuant to the Amended and Restated Shareholders Services Agreement dated October 15, 1999 and for Cash Reserve Series pursuant to the Shareholders Services Agreement dated June 29, 1988. The Transfer Agent also provides accounting services to the Series pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

                                       65-

OFFICERS AND DIRECTORS

         The business and affairs of the Fund are managed under the direction of its Board of Directors.

         Certain officers and directors of the Fund hold identical positions in each of the other funds in the Delaware Investments family.

         DMH Corp., Delvoy, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Management Company, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH, Delaware Management and Delaware International are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

                                       66-

         Directors and principal officers of the Fund are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.



------------------------------------------------------------------------------------------------------------------------------------
Director and Officer                        Business Experience
------------------------------------------------------------------------------------------------------------------------------------
*Wayne A. Stork (62)                        Chairman, Director/Trustee of the Fund and each of the other 32 investment companies in the Delaware Investments family.

                                            Chairman and Director of Delaware Management Holdings, Inc.

                                            Director of Delaware International Advisers Ltd.

                                            Prior to January 1, 1999, Mr. Stork was Director of Delaware Capital Management, Inc.;
                                            Chairman, President and Chief Executive Officer and Director/Trustee of DMH Corp.,
                                            Delaware Distributors, Inc. and Founders Holdings, Inc.; Chairman, President, Chief
                                            Executive Officer, Chief Investment Officer and Director/Trustee of Delaware Management
                                            Company, Inc. and Delaware Management Business Trust; Chairman, President, Chief
                                            Executive Officer and Chief Investment Officer of Delaware Management Company (a series of Delaware Management Business Trust); Chairman, Chief Executive Officer and Chief
                                            Investment Officer of Delaware Investment Advisers (a series of Delaware Management
                                            Business Trust); Chairman and Chief Executive Officer of Delaware International Advisers
                                            Ltd.; Chairman, Chief Executive Officer and Director of Delaware International Holdings
                                            Ltd.; Chief Executive Officer of Delaware Management Holdings, Inc.; President and Chief
                                            Executive Officer of Delvoy, Inc.; Chairman of Delaware Distributors, L.P.; Director of
                                            Delaware Service Company, Inc. and Retirement Financial Services, Inc.

                                            In addition, during the five years prior to January 1, 1999, Mr. Stork has served in various executive capacities at different times within the Delaware organization.
------------------------------------------------------------------------------------------------------------------------------------
----------------------
* Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.
------------------------------------------------------------------------------------------------------------------------------------



                                       67-

------------------------------------------------------------------------------------------------------------------------------------
Director and Officer                        Business Experience
------------------------------------------------------------------------------------------------------------------------------------
*David K. Downes (59)                       President, Chief Executive Officer, Chief Operating Officer, Chief Financial
                                            Officer and Director/Trustee of the Fund and each of the other 32 investment companies in the Delaware Investments family.

                                            President and Director of Delaware Management Company, Inc.

                                            President of Delaware Management Company (a series of Delaware Management Business
                                            Trust)

                                            President, Chief Executive Officer and Director of Delaware Capital Management, Inc.

                                            Chairman, President, Chief Executive Officer and Director of Delaware Service Company,
                                            Inc.

                                            President, Chief Operating Officer, Chief Financial Officer and Director of Delaware
                                            International Holdings Ltd.

                                            Chairman and Director of Delaware Management Trust Company and Retirement Financial
                                            Services, Inc.

                                            Executive Vice President, Chief Operating Officer, Chief Financial Officer of Delaware
                                            Management Holdings, Inc., Founders CBO Corporation, Delaware Investment Advisers (a
                                            series of Delaware Management Business Trust) and Delaware Distributors, L.P.

                                            Executive Vice President, Chief Operating Officer, Chief Financial Officer and Director
                                            of DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and Delvoy, Inc.

                                            Executive Vice President and Trustee of Delaware Management Business Trust

                                            Director of Delaware International Advisers Ltd.

                                            During the past five years, Mr. Downes has served in various executive capacities at different times within the Delaware organization.

------------------------------------------------------------------------------------------------------------------------------------
----------------------
* Director affiliated with the Fund's investment manager and considered an
"interested person" as defined in the 1940 Act.
------------------------------------------------------------------------------------------------------------------------------------


                                       68

------------------------------------------------------------------------------------------------------------------------------------
Director                                    Business Experience
------------------------------------------------------------------------------------------------------------------------------------
Walter P. Babich (72)                       Director/Trustee the Fund and each of the other 32 investment companies in the Delaware Investments family

                                            460 North Gulph Road, King of Prussia, PA 19406

                                            Board Chairman, Citadel Constructors, Inc.

                                            From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

------------------------------------------------------------------------------------------------------------------------------------
John H. Durham (62)                         Director/Trustee of the Fund and 18 other investment companies in the
                                            Delaware Investments family

                                            Private Investor.

                                            P.O. Box 819, Gwynedd Valley, PA 19437

                                            Mr. Durham served as Chairman of the Board of each fund in the Delaware Investments family from 1986 to 1991; President of each fund from 1977 to 1990; and Chief Executive
                                            Officer of each fund from 1984 to 1990. Prior to 1992, with respect to Delaware
                                            Management Holdings, Inc., Delaware Management Company, Delaware Distributors, Inc. and
                                            Delaware Service Company, Inc., Mr. Durham served as a director and in various executive capacities at different times. He was also a Partner of Complete Care Services from 1995 to 1999.

------------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr (60)                       Director/Trustee of the Fund and each of the 32 other investment companies in the Delaware Investments family.

                                            500 Fifth Avenue, New York, NY 10110

                                            Founder and Managing Director, Anthony Knerr & Associates

                                            From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of
                                            Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New
                                            York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

------------------------------------------------------------------------------------------------------------------------------------

Ann R. Leven (58)                           Director/Trustee of the Fund and each of the other 32 other investment companies in the Delaware Investments family

                                            785 Park Avenue, New York, NY 10021

                                            Treasurer, National Gallery of Art

                                            From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian
                                            Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of
                                            Columbia Business School.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Director                                    Business Experience
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison (63)                      Director/Trustee of the Funds and each of the other 32 investment companies in the Delaware Investments family

                                            200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402

                                            President and Chief Executive Officer, MLM Partners, Inc.

                                            Mr. Madison has also been Chairman of the Board of Communications Holdings, Inc. since
                                            1996. From February to September 1994, Mr. Madison served as Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and from 1988 to 1993, he was
                                            President of U.S. WEST Communications--Markets.

------------------------------------------------------------------------------------------------------------------------------------
Charles E. Peck (73)                        Director/Trustee of the Fund and each of the other 32 investment companies in the Delaware Investments family

                                            P.O. Box 1102, Columbia, MD 21044

                                            Secretary/Treasurer, Enterprise Homes, Inc.

                                            From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of The Ryland
                                            Group, Inc., Columbia, MD.

------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans (51)                       Director/Trustee of the Fund and 32 other investment companies in the
                                            Delaware Investments family.

                                            Building 220-13W-37, St. Paul, MN 55144

                                            Vice President and Treasurer, 3M Corporation.

                                            From 1987-1994, Ms. Yeomans was Director of Benefit Funds and Financial Markets for the
                                            3M Corporation; Manager of Benefit Fund Investments for the 3M Corporation, 1985-1987;
                                            Manager of Pension Funds for the 3M Corporation, 1983-1985; Consultant--Investment
                                            Technology Group of Chase Econometrics, 1982-1983; Consultant for Data Resources,
                                            1980-1982; Programmer for the Federal Reserve Bank of Chicago, 1970-1974.

------------------------------------------------------------------------------------------------------------------------------------

                                       70

------------------------------------------------------------------------------------------------------------------------------------
Officer                                     Business Experience

------------------------------------------------------------------------------------------------------------------------------------
Richard G. Unruh, Jr. (60)                  Executive Vice President and Chief Investment Officer, Equity of the Fund,
                                            each of the other 32 investment companies in the Delaware Investments family

                                            Chief Executive Officer/Chief Investment Officer of Delaware Investment Advisers (a
                                            series of Delaware Management Business Trust)

                                            Executive Vice President of Delaware Management Holdings, Inc. and Delaware Capital
                                            Management, Inc.

                                            Executive Vice President/Chief Investment Officer of Delaware Management Company (a
                                            series of Delaware Management Business Trust)

                                            Executive Vice President and Trustee of Delaware Management Business Trust

                                            Director of Delaware International Advisers Ltd.

                                            During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

------------------------------------------------------------------------------------------------------------------------------------
H. Thomas McMeekin (46)                     Executive Vice President and Chief Investment Officer, Fixed Income of the
                                            Fund and each of the other 32 investment companies in the Delaware
                                            Investments family.

                                            Director of Delaware Management Holdings, Inc. and Founders CBO Corporation.

                                            Executive Vice President/Chief Investment Officer, DMC-Fixed Income of Delaware
                                            Management Company (a series of Delaware Management Business Trust)

                                            Executive Vice President/Chief Investment Officer, DIA-Fixed Income of Delaware
                                            Investment Advisers (a series of Delaware Management Business Trust)

                                            Executive Vice President and Director of Founders Holdings, Inc.

                                            Executive Vice President of Delaware Management Business Trust and Delaware Capital
                                            Management, Inc.

                                            Mr. McMeekin joined Delaware Investments in 1999. During the past five years, he has also served in various executive capacities for Lincoln National Corporation.

------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery (42)                    Executive Vice President/General Counsel of the Fund and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Holdings, Inc.,
                                            Delaware Distributors, L.P., Delaware Management Company (a series of Delaware
                                            Management Business Trust), Delaware Investment Advisers (a series of Delaware
                                            Management Business Trust) and Founders CBO Corporation.

                                            Executive Vice President/General Counsel and Director of Delaware International Holdings
                                            Ltd., Founders Holdings, Inc., Delvoy, Inc., DMH Corp., Delaware Management Company,
                                            Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement
                                            Financial Services, Inc., Delaware Distributors, Inc. and Delaware Management Trust
                                            Company.

                                            Executive Vice President and Trustee of Delaware Management Business Trust.

                                            Director of Delaware International Advisers Ltd.

                                            Director of HYPPCO Finance Company Ltd.

                                            During the past five years, Mr. Flannery has served in various executive capacities at different times within the Delaware organization.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Officer                                     Business Experience
------------------------------------------------------------------------------------------------------------------------------------
Eric E. Miller (46)                         Senior Vice President/Deputy General Counsel and Secretary of the Fund and
                                            each of the other 32 investment companies in Delaware Investments.

                                            Senior Vice President/Deputy General Counsel and Assistant Secretary of Delaware
                                            Management Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware Management Company, Inc.,
                                            Delaware Management Business Trust, Delaware Management Company (a series of Delaware
                                            Management Business Trust), Delaware Investment Advisers (a series of Delaware
                                            Management Business Trust), Delaware Service Company, Inc., Delaware Capital Management,
                                            Inc., Retirement Financial Services, Inc., Delaware Distributors, Inc., Delaware
                                            Distributors, L.P. and Founders Holdings, Inc.

                                            During the past five years, Mr. Miller has served in various executive capacities at different times within Delaware Investments.

------------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings (49)                     Senior Vice President/Corporate Controller of the Fund and each of the other
                                            32 investment companies in the Delaware Investments family and Delaware
                                            Investment Advisers (a series of Delaware Management Business Trust)

                                            Senior Vice President/Corporate Controller and Treasurer of Delaware Management
                                            Holdings, Inc., DMH Corp., Delvoy , Inc., Delaware Management Company, Inc., Delaware
                                            Management Business Trust, Delaware Management Company (a series of Delaware Management
                                            Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware
                                            Service Company, Inc., Delaware Capital Management, Inc., Delaware International
                                            Holdings Ltd., Founders Holdings, Inc. and Delaware Management Business Trust

                                            Executive Vice President/Chief Financial Officer/Treasurer of Delaware Management Trust
                                            Company

                                            Senior Vice President/Assistant Treasurer of Founders CBO Corporation

                                            Chief Financial Officer of Retirement Financial Services, Inc.

                                            During the past five years, Mr. Hastings has served in various executive capacities at different times within the Delaware organization.

------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof (37)                      Senior Vice President and Treasurer of the Fund and each of the other 32 investment companies in the Delaware Investments family.

                                            Senior Vice President/Investment Accounting of Delaware Management Company (a series of
                                            Delaware Management Business Trust), Delaware Service Company, Inc. and Delaware Capital
                                            Management, Inc. and Founders Holdings, Inc.

                                            Senior Vice President and Treasurer/ Investment Accounting of Delaware Distributors,
                                            L.P. and Delaware Investment Advisers (a series of Delaware Management Business Trust)

                                            Senior Vice President/Manager of Investment Accounting of Delaware International
                                            Holdings, Inc.

                                            Senior Vice President and Assistant Treasurer of Founders CBO Corporation

                                            Before joining Delaware Investments in 1995, Mr. Bishof was a Vice President for Bankers
                                            Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment
                                            Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable
                                            Capital Management Corporation, New York, NY from 1987 to 1993.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Officer                                     Business Experience
------------------------------------------------------------------------------------------------------------------------------------
Gerald S. Frey (53)                         Senior Vice President/Senior Portfolio Manager of the Fund, of the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of
                                            Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware
                                            Management Business Trust) and Delaware Capital Management, Inc.

                                            Before joining Delaware Investments in 1996, Mr. Frey was a Senior Director with Morgan
                                            Grenfell Capital Management, New York, NY from 1986 to 1995.

------------------------------------------------------------------------------------------------------------------------------------
Frank X. Morris (38)                        Vice President/Senior Portfolio Manager of the Fund, the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                                            Management Business Trust) and Delaware Investment Advisers (a series of Delaware
                                            Management Business Trust)

                                            Before joining Delaware Investments in 1997, he served as vice president and director of equity research at PNC Asset Management. Mr. Morris is president of the Financial
                                            Analysis Society of Philadelphia and is a member of the Association of Investment
                                            Management and Research and the National Association of Petroleum Investment Analysts.

------------------------------------------------------------------------------------------------------------------------------------
John B. Fields (54)                         Senior Vice President/Senior Portfolio Manager of the Fund, the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of
                                            Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware
                                            Management Business Trust) and Delaware Capital Management, Inc.

                                            Trustee of Delaware Management Business Trust.

                                            During the past five years, Mr. Fields has served in various capacities within the
                                            Delaware organization.

------------------------------------------------------------------------------------------------------------------------------------
Gary A. Reed (44)                           Vice President/Senior Portfolio Manager of the Fund, the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers
                                            (a series of series of Delaware Management Business Trust) and Delaware
                                            Capital Management, Inc.

                                            During the past five years, Mr. Reed has served in such capacities within the Delaware organization.

------------------------------------------------------------------------------------------------------------------------------------
Gerald T. Nichols (41)                      Vice President/Senior Portfolio Manager of the Fund, the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                                            Management Business Trust) and Delaware Investment Advisers (a series of series of
                                            Delaware Management Business Trust).

                                            Vice President/Senior Portfolio Manager t of Founders Holdings, Inc.

                                            Treasurer/Assistant Secretary and Director of Founders CBO Corporation.

                                            During the past five years, Mr. Nichols has served in various capacities at different times within the Delaware organization.

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Officer                                     Business Experience
------------------------------------------------------------------------------------------------------------------------------------
Paul A. Matlack (39)                        Vice President/Senior Portfolio Manager of the Fund, the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                                            Management Business Trust) and Delaware Investment Advisers (a series of series of
                                            Delaware Management Business Trust).

                                            Vice President/Senior Portfolio Manager of Founders Holdings, Inc.

                                            President and Director of Founders CBO Corporation.

                                            During the past five years, Mr. Matlack has served in various capacities at different times within the Delaware organization.

------------------------------------------------------------------------------------------------------------------------------------
Christopher S. Beck (41)                    Vice President/Senior Portfolio Manager of the Fund, and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of
                                            Delaware Management Business Trust) and Delaware Investment Advisers (a series of series of Delaware Management Business Trust).

                                            Before joining Delaware Investments in 1997, Mr. Beck managed the Small Cap Fund for two years at Pitcairn Trust Company. Prior to 1995, he was Director of Research at Cypress
                                            Capital Management in Wilmington and Chief Investment Officer of the University of
                                            Delaware Endowment Fund.

------------------------------------------------------------------------------------------------------------------------------------
Damon J. Andres (29)                        Vice President/Portfolio Manager of the Fund, and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                                            Management Business Trust) and Delaware Investment Advisers (a series of series of
                                            Delaware Management Business Trust) and Delaware Capital Management, Inc.

                                            Prior to joining Delaware Investments in 1994, Mr. Andres performed investment counseling services as a Consulting Associate with Cambridge Associates, Inc. in
                                            Arlington Virginia.

------------------------------------------------------------------------------------------------------------------------------------
Marshall T. Bassett (45)                    Vice President/Portfolio Manager of the Fund, and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                                            Management Business Trust) and Delaware Investment Advisers (a series of series of
                                            Delaware Management Business Trust).

                                            Prior to joining Delaware Investments in 1997m Mr. Basset served as Vice President in
                                            Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company.

------------------------------------------------------------------------------------------------------------------------------------
John A. Heffern (38)                        Vice President/Portfolio Manager of the Fund, and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                                            Management Business Trust) and Delaware Investment Advisers (a series of series of
                                            Delaware Management Business Trust).

                                            Prior to joining Delaware Investments in 1997, Mr. Heffern was a Senior Vice President,
                                            Equity Research at NatWest Securities Corporation's Specialty Finance Services unit.
                                            Prior to that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown &
                                            Sons.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Officer                                     Business Experience
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey W. Hynoski (37)                     Vice President/Portfolio Manager of the Fund, and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment
                                            Advisers (a series of series of Delaware Management Business Trust).

                                            Prior to joining Delaware Investments in 1998, Mr. Hynoski served as a Vice President at
                                            Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that,
                                            Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lori P. Wachs (30)                          Vice President/Portfolio Manager of the Fund, and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                                            Management Business Trust) and Delaware Investment Advisers (a series of series of
                                            Delaware Management Business Trust).

                                            During the past five years, Ms. Wachs has served in various capacities at different times within the Delaware organization.

------------------------------------------------------------------------------------------------------------------------------------
Paul Grillo (40)                            Vice President/Portfolio Manager of the Fund, and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                                            Management Business Trust), Delaware Investment Advisers (a series of series of Delaware
                                            Management Business Trust) and Delaware Capital Management, Inc.

                                            During the past five years, Mr. Grillo has served in various capacities at different times within the Delaware organization.

------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Trotman (48)                      Vice President/Portfolio Manager of the Fund, and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                                            Management Business Trust) and Delaware Investment Advisers (a series of series of
                                            Delaware Management Business Trust).

                                            Prior joining Delaware Investments in 1995, he was Vice President and Director of
                                            Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada
                                            Hess.
------------------------------------------------------------------------------------------------------------------------------------

                                       75

               The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from the Fund and the total compensation received from all Delaware Investments funds for the fiscal year ended December 31, 1998 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of December 31, 1998. Only the independent directors of the Fund receive compensation from the Fund.

                                                                   Pension or                                     Total
                                                                   Retirement             Estimated           Compensation
                                              Aggregate         Benefits Accrued           Annual          from the Investment
                                            Compensation           as Part of             Benefits              Companies
                                            received from             Fund                  Upon               in Delaware
       Name(4)                                the Fund              Expenses            Retirement(1)        Investments(2)
       -------                                --------              --------            -------------        --------------

       Ann R. Leven                             $4,051               None                   $38,000              $66,463
       Walter P. Babich                         $3,975               None                   $38,000              $65,463
       Anthony D. Knerr                         $3,975               None                   $38,000              $65,463
       Charles E. Peck                          $3,595               None                   $38,000              $60,463
       Thomas F. Madison                        $3,817               None                   $38,000              $63,380
       John H. Durham (3)                       $2,792               None                   $32,180              $34,854


 (1) Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director/trustee who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a director or trustee for a period equal to the lesser of the number of years that such person served as a director or trustee or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors/trustees of each investment company at the time of such person's retirement. If an eligible director/trustee retired as of December 31, 1998, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a director or trustee, based on the number of investment companies in the Delaware Investments family as of that date.

 (2) Each independent director/trustee (other than John H. Durham) currently receives a total annual retainer fee of $38,000 for serving as a director or trustee for all 33 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. John H. Durham currently receives a total annual retainer fee of $32,180 for serving as a director or trustee for 19 investment companies in Delaware Investments, plus $1,810 for each Board Meeting attended. Ann
         R. Leven, Anthony D. Knerr and Thomas F. Madison serve on the Fund's audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all investment companies, in the aggregate, with the exception of the chairperson, who receives $6,000.

(3) John H. Durham joined the Board of Directors of the Fund and 18 other investment companies in Delaware Investments on April 16, 1998.

(4) W. Thacher Longstreth served as an independent director of the Fund during its last fiscal year ended December 31, 1998. For this period, Mr. Longstreth received $3,595 from the Fund and $60,463 for all investment companies in the Delaware Investments family. Mr. Longstreth retired from the Boards of the investment companies in the Delaware Investments family on March 17, 1999. Jan L. Yeomans joined the Boards of all investment companies in the Delaware Investments family in March 1999 for some funds and in April 1999 for other funds.

                                       76-

         As of September 23, 1999, management believes the following accounts held 5% of record or more of the outstanding shares of each Series of the Fund. Management has no knowledge of beneficial ownership of the Fund's shares:

------------------------------------------------------------------------------------------------------------------------------------
Series                                         Name and Address of Account                            Share Amount        Percentage
------                                         ---------------------------                            ------------        ----------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Series                       SMA Life Assurance Company
                                               Separate Account VA-K
                                               Attn: Jay Burke N344
                                               440 Lincoln Street
                                               Worcester, MA 01653                                  21,573,143.421            68.52%

------------------------------------------------------------------------------------------------------------------------------------
                                               Lincoln National Life Company
                                               Separate Account - C
                                               1300 South Clinton Street
                                               P.O. Box 2340
                                               Fort Wayne, IN 46801                                  7,845,666.824            24.91%

------------------------------------------------------------------------------------------------------------------------------------
Delchester Series                              SMA Life Assurance Company
                                               Separate Account VA-K
                                               Attn: Jay Burke N344
                                               440 Lincoln Street
                                               Worcester, MA 01653                                  13,130,168.322            90.19%

------------------------------------------------------------------------------------------------------------------------------------
Capital Reserves Series                        SMA Life Assurance Company
                                               Separate Account VA-K
                                               Attn: Jay Burke N344
                                               440 Lincoln Street
                                               Worcester, MA 01653                                   3,972,829.406            93.44%

------------------------------------------------------------------------------------------------------------------------------------
Delaware Balanced Series                       SMA Life Assurance Company
                                               Separate Account VA-K
                                               Attn: Jay Burke N344
                                               440 Lincoln Street
                                               Worcester, MA 01653                                  10,316,910.210            95.71%

------------------------------------------------------------------------------------------------------------------------------------
Cash Reserve Series                            SMA Life Assurance Company
                                               Separate Account VA-K
                                               Attn: Jay Burke N344
                                               440 Lincoln Street
                                               Worcester, MA 01653                                   5,455,402.608            91.53%

------------------------------------------------------------------------------------------------------------------------------------
DelCap Series                                  SMA Life Assurance Company
                                               Separate Account VA-K
                                               Attn: Jay Burke N344
                                               440 Lincoln Street
                                               Worcester, MA 01653                                   7,001,391.422            96.15%

------------------------------------------------------------------------------------------------------------------------------------



                                       77-



------------------------------------------------------------------------------------------------------------------------------------
Series                                         Name and Address of Account                            Share Amount        Percentage
------                                         ---------------------------                            ------------        ----------
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
International Equity Series                    SMA Life Assurance Company
                                               Separate Account VA-K
                                               Attn: Jay Burke N344
                                               440 Lincoln Street
                                               Worcester, MA 01653                                  13,665,424.749            95.59%

------------------------------------------------------------------------------------------------------------------------------------
Trend Series                                   Lincoln National Life Company
                                               Separate Account - C
                                               1300 South Clinton Street
                                               P.O. Box 2340
                                               Fort Wayne, IN 46801                                  6,877,046.638            61.51%

------------------------------------------------------------------------------------------------------------------------------------
                                               SMA Life Assurance Company
                                               Separate Account VA-K
                                               Attn: Jay Burke N344
                                               440 Lincoln Street
                                               Worcester, MA 01653                                   3,715,121.462            33.23%

------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Series                         SMA Life Assurance Company
                                               Separate Account VA-K
                                               Attn: Jay Burke N344
                                               440 Lincoln Street
                                               Worcester, MA 01653                                   5,491,267.359            88.64%

------------------------------------------------------------------------------------------------------------------------------------
Global Bond Series                             Lincoln National Life Company
                                               Separate Account - C
                                               1300 South Clinton Street
                                               P.O. Box 2340
                                               Fort Wayne, IN 46801                                  1,521,362.836            69.87%

------------------------------------------------------------------------------------------------------------------------------------
                                               SMA Life Assurance Company
                                               Separate Account VA-K
                                               Attn: Jay Burke N344
                                               440 Lincoln Street
                                               Worcester, MA 01653                                     626,066.103            28.75%

------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Series                        SMA Life Assurance Company
                                               Separate Account VA-K
                                               Attn: Jay Burke N344
                                               440 Lincoln Street
                                               Worcester, MA 01653                                   2,262,670.088            99.99%



------------------------------------------------------------------------------------------------------------------------------------



                                       78-


------------------------------------------------------------------------------------------------------------------------------------
Series                                         Name and Address of Account                            Share Amount        Percentage
------                                         ---------------------------                            ------------        ----------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Devon Series                                   SMA Life Assurance Company
                                               Separate Account VA-K
                                               Attn: Jay Burke N344
                                               440 Lincoln Street
                                               Worcester, MA 01653                                   5,704,375.750            90.53%

------------------------------------------------------------------------------------------------------------------------------------
                                               Lincoln Life Variable Annuity
                                               Account N
                                               1300 S. Clinton Street
                                               Fort Wayne, IN 46801                                    596,178.861             9.46%
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Series                        SMA Life Assurance Company
                                               Separate Account VA-K
                                               Attn: Jay Burke N344
                                               440 Lincoln Street
                                               Worcester, MA 01653                                     836,451.154            65.41%

------------------------------------------------------------------------------------------------------------------------------------
                                               Lincoln National Life Company
                                               Separate Account - C Seed Account
                                               1300 South Clinton Street
                                               P.O. Box 2340
                                               Fort Wayne, IN 46801                                    211,672,780            16.55%

------------------------------------------------------------------------------------------------------------------------------------
                                               Lincoln Life Variable Annuity
                                               Account N
                                               1300 S Clinton Street
                                               P.O. Box 2340
                                               Fort Wayne, IN 46801
                                                                                                       118,073.183             9.23%
----------------------------------------------------------------------------------------------------------------------------------
Convertible Securities Series                  SMA Life Assurance Company
                                               Separate Account VA-K
                                               Attn: Jay Burke N344
                                               440 Lincoln Street
                                               Worcester, MA 01653                                     573,152.190            68.34%

------------------------------------------------------------------------------------------------------------------------------------
                                               Lincoln National Life Company
                                               Separate Account - C Seed Account
                                               1300 South Clinton Street
                                               P.O. Box 2340
                                               Fort Wayne, IN 46801                                    214,738.232            25.60%



------------------------------------------------------------------------------------------------------------------------------------



                                       79-


------------------------------------------------------------------------------------------------------------------------------------
Series                                         Name and Address of Account                            Share Amount        Percentage
------                                         ---------------------------                            ------------        ----------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Convertible Securities Series                  Chicago Trust Company
                                               For the Sole Benefit of
                                               Lincoln National Corp
                                               Employee Ret. Plan
                                               C/o Marshall and Ilsley Trust Co.
                                               P.O. Box 2977
                                               Milwaukee, WI 53201                                      50,715.361             6.04%

------------------------------------------------------------------------------------------------------------------------------------
Social Awareness Series                        SMA Life Assurance Company
                                               Separate Account VA-K
                                               Attn: Jay Burke N344
                                               440 Lincoln Street
                                               Worcester, MA 01653                                   1,873,514.059            83.58%

------------------------------------------------------------------------------------------------------------------------------------
                                               Lincoln National Life Company
                                               Separate Account N
                                               1300 South Clinton Street
                                               P.O. Box 2340
                                               Fort Wayne, IN 46801                                    367,974.054            16.41%

------------------------------------------------------------------------------------------------------------------------------------
REIT Series                                    The Travelers SEP Acct. TM2 for
                                               Variable Annuities of
                                               The Travelers Insurance Co.
                                               One Tower Square 5MS
                                               Hartford, CT 06183                                      480,496.094            41.42%

------------------------------------------------------------------------------------------------------------------------------------
                                               SMA Life Assurance Company
                                               Separate Account VA-K
                                               Attn: Jay Burke N344
                                               440 Lincoln Street
                                               Worcester, MA 01653                                     256,122.824            22.08%
------------------------------------------------------------------------------------------------------------------------------------
                                               Lincoln National Life Company
                                               Separate Account - C Seed Account
                                               1300 South Clinton Street
                                               P.O. Box 2340
                                               Fort Wayne, IN 46801                                    204,439.252            17.62%

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


                                   80-




------------------------------------------------------------------------------------------------------------------------------------
Series                                         Name and Address of Account                            Share Amount        Percentage
------                                         ---------------------------                            ------------        ----------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
REIT Series                                    The Travelers SEP Acct. ABD2 for
                                               Variable Annuities of
                                               The Travelers Insurance Co.
                                               One Tower Square 5MS
                                               Hartford, CT 06183                                     117,877.159            10.16%

------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Series                       SMA Life Assurance Company
                                               Separate Account VA-K
                                               Attn: Jay Burke N344
                                               440 Lincoln Street
                                               Worcester, MA 01653                                   1,810,360.712            98.66%
------------------------------------------------------------------------------------------------------------------------------------



                                      81-

GENERAL INFORMATION

         The Fund, which was organized as a Maryland corporation in 1987, is an open-end registered management investment company. With the exception of Global Bond, Emerging Markets and REIT Series, each Series operates as a diversified fund as defined by the Investment Company Act of 1940 (the "1940 Act"). Global Bond, Emerging Markets and REIT Series operate as nondiversified funds as defined by the 1940 Act.

         Delaware Management is the investment manager of each Series of the Fund other than International Equity, Global Bond and Emerging Markets Series. Delaware International is the investment manager of International Equity, Global Bond and Emerging Markets Series. Delaware Management or its affiliate, Delaware International, manages the other funds in the Delaware Investments family. While investment decisions for each Series are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Series.

         Access persons and advisory persons of the Delaware Investments family of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to Delaware Management, Delaware International or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions by certain covered persons in certain securities may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         Delaware Distributors, L.P. acts as national distributor for the Fund and for the other mutual funds in the Delaware Investments family.

         In addition, Delaware Service Company, Inc., an affiliate of Delaware Management, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Investments family. Compensation is fixed at a flat dollar amount each year and is approved by the Board of Directors, including a majority of the disinterested directors. The Transfer Agent also provides accounting services to the Series. Those services include performing all functions related to calculating each Series' net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Series, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         Delaware Management and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Fund's advisory relationship with Delaware Management or its distribution relationship with Delaware Distributors, L.P., Delaware Management and its affiliates could cause the Fund to delete the words "Delaware Group" from the Fund's name.

                                       82-

         The initial public offering date for the Growth and Income, Delchester, Capital Reserves, Cash Reserve and Delaware Balanced Series was July 28, 1988. The initial public offering date for DelCap Series was July 2, 1991. International Equity Series commenced operations on October 29, 1992. Small Cap Value and Trend Series commenced operations on December 27, 1993. The initial public offering date for Global Bond Series was May 1, 1996 and for Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series was May 1, 1997. REIT Series commenced on May 4, 1998. Aggressive Growth Series commenced operations on May 1, 1999. U.S. Growth Series did not commence operations prior to the date of this Part B.

EURO
         Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro." Each participating country replaced its previous currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. In addition, full implementation of the Euro will extend over a period of several years. Initial implementation of the Euro occurred on January 1, 1999 without disruption of services provided to each Series. Each Series' service providers cooperated over the implementation weekend and following weeks to reconcile their records and procedures. Going forward, if a Series is invested in securities of participating countries or countries that elect to participate at a later date, it could be adversely affected if the computer systems used by its applicable service providers are not properly prepared to handle the implementation of this single currency through completion of the process or the adoption of the Euro by additional countries in the future.

Capitalization
         The Fund has a present authorized capitalization of one billion shares of capital stock with a $.01 par value per share. The Board of Directors has allocated fifty million shares to each Series. While all shares have equal voting rights on matters affecting the entire Fund, each Series would vote separately on any matter which affects only that Series, such as investment objective and policy or action to dissolve the Series, and as otherwise prescribed by the 1940 Act. Shares of each Series have a priority in that Series' assets, and in gains on and income from the portfolio of that Series. Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable. All shares participate equally in dividends, and upon liquidation would share equally.

Noncumulative Voting
         Series shares have noncumulative voting rights which means that the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all the directors if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any directors.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission ("SEC"). Shareholders may obtain a copy of the Registration Statement by contacting the SEC in Washington, DC.

                                       83-

APPENDIX A--DESCRIPTION OF RATINGS

Commercial Paper
         Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

         Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

         Excerpts from Duff and Phelps, Inc.'s description of its two highest ratings: Category 1--Top Grade: Duff 1-Plus--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1-Minus--High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Category 2--Good
Grade: Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds' needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Excerpts from Fitch Investors Service, Inc.'s description of its two highest ratings: F-1--Highest grade commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. F-2--Very good grade issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Bonds
         Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to

                                       84-
pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

                                       85-

FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent auditor for Delaware Group Premium Fund, Inc. and, in its capacity as such, audits the annual financial statements contained in the Series' Annual Reports. Each Series', other than Aggressive Growth Series' and U.S. Growth Series', Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the reports of Ernst & Young LLP, independent auditors, for the fiscal year ended December 31, 1998 are included in the Series' Annual Reports to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B. Each Series', other than U.S. Growth Series', unaudited financial statements and the notes relating thereto for the six-month period ended June 30, 1999 are also incorporated into this Part B by reference from the Fund's Semi-Annual Report. U.S. Growth Series did not commence operations prior to the date of this Part B.

                                       86-

INVESTMENT MANAGERS
Delaware Management Company
One Commerce Square
Philadelphia, PA  19103

Delaware International Advisers Ltd.
Third Floor
80 Cheapside
London, England  EC2V 6EE

SUB-ADVISERS
Lincoln Investment Management, Inc.
200 E. Berry Street
Fort Wayne, Indiana 46802

Vantage Global Advisors, Inc.
630 Fifth Avenue
New York, NY  10111

Lynch & Mayer, Inc.
350 Park Avenue
New York, NY 10022

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY  11245

DELAWARE GROUP
PREMIUM FUND, INC














PART B

STATEMENT OF
ADDITIONAL INFORMATION


October 15, 1999

















---------------------------------
DELAWARE(SM)
INVESTMENTS
-----------
---------------------------------